Exhibit 99.6

EXECUTION VERSION

COLLATERAL TRUST AGREEMENT

dated as of October 3, 2016 among

TEX OPERATIONS COMPANY LLC, as the

Company,

the Grantors from time to time party hereto,

RAILROAD COMMISSION

OF TEXAS,

as the First-Out Representative,

DEUTSCHE BANK AG NEW YORK BRANCH,

as Senior Credit Agreement Representative,

the other Priority Lien Representatives from time to time party hereto

and

DELAWARE TRUST COMPANY,

as Collateral Trustee

i

TABLE OF CONTENTS (CONT’D)

TABLE OF CONTENTS (CONT’D)

		Page

Section 7.24	Force Majeure	58
Section 7.25	U.S.A. Patriot Act	59
Section 7.26	Representations and Warranties	59
Section 7.27	Statutory Requirements under the Texas Statutes.	59

TABLE OF CONTENTS (CONT’D)

Page

Exhibit A	Form of Additional Secured Debt Designation
Exhibit B	Form of Collateral Trust Joinder - Additional Debt
Exhibit C	Form of Collateral Trust Joinder - Additional Grantor
Exhibit D	Form of Authorized Officer Notice

This Collateral Trust Agreement (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.1 hereof, this “Agreement”) is dated as of October 3, 2016 and is by and among TEX OPERATIONS COMPANY LLC (the “Company”), the other Grantors from time to time party hereto, RAILROAD COMMISSION OF TEXAS, as First-Out Representative (as defined below), DEUTSCHE BANK AG NEW YORK BRANCH, as Senior Credit Agreement Agent (as defined below), DELAWARE TRUST COMPANY, as collateral trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”) and any First Lien Representative of a Series of First Lien Debt that executes and delivers a Collateral Trust Joinder after the date hereof.

RECITALS

Luminant Mining Company, LLC, a Texas limited liability company (“Luminant”), a subsidiary of the Company, has entered into that certain Exit Collateral Bond and Indemnity Agreement for Surface Mining and Reclamation Permits (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Original Collateral Bond”) in an aggregate principal amount of $975,000,000, payable to the Railroad Commission of Texas, an administrative agency of the State of Texas responsible for, among other things, regulating surface coal mining and reclamation activities and operations in Texas, to, among other things, bond the obligations of Luminant under the Collateral Bond and pursuant to the Texas Surface Coal Mining and Reclamation Act, Texas Natural Resources Code, §134.001 et seq. (as amended, the “Act”), regulations adopted under the Act, 16 TAC § 12.1 et seq. (as amended, the “Coal Mining Regulations” and, together with the Act, the “Texas Statutes”) and the permits referenced in the Collateral Bond (as such permits are amended, renewed, revised, or replaced from time to time, the “Permits”; and all such obligations, the “Reclamation Obligations”), which Reclamations Obligations will be secured on a superpriority first-out basis (subject to the application of proceeds set forth in Section 3.4(a) of this Agreement) and constitute First-Out Obligations for purposes of this Agreement.

The Company, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the lenders and other agents party thereto, have entered into the Senior Credit Agreement, which Indebtedness thereunder will be First Lien Debt for purposes of this Agreement.

The Company and the Grantors have secured (or intend to secure) their Obligations under this Agreement, the Original Collateral Bond, the Senior Credit Agreement, any future Priority Lien Debt and any other Priority Lien Obligations, with Liens on all present and future Collateral, in each case to the extent provided for in the applicable Security Documents.

This Agreement sets forth the terms on which each Secured Party (other than the Collateral Trustee) has appointed the Collateral Trustee to act as the collateral trustee for the present and future holders of the Priority Lien Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.

Capitalized terms used in this Agreement have the meanings assigned to them above or in Article 1 below.

AGREEMENT

In consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS; PRINCIPLES OF CONSTRUCTION

Section 1.1 Defined Terms. The following terms will have the following meanings:

“Act” has the meaning set forth in the recitals.

“Additional Collateral Bond” has the meaning set forth in the definition of “Discharge of First-Out Obligations”.

“Additional First Lien Debt” has the meaning set forth in Section 3.8(b).

“Additional First Lien Debt Enforcement Date” means the date upon which either (a) the Discharge of Senior Credit Agreement Obligations has occurred or (b) (i) a Priority Lien Debt Default under the documents governing any Additional First Lien Debt has occurred and is continuing, (ii) the Additional First Lien Debt with respect to which such Priority Lien Debt Default exists is currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable documents governing such Additional First Lien Debt and (iii) the Major Additional First Lien Debt Representative for the Additional First Lien Debt with respect to which such Priority Lien Debt Default exists delivers written notice to the then First Lien Representative for the Required First Lien Debtholders, the First-Out Representative and the Collateral Trustee (in accordance herewith and specifying both the first day and the last day of the corresponding Additional First Lien Debt Standstill Period) that (A) the event described in clause (i) has occurred and is continuing, (B) there is no Priority Lien Representative then acting as Controlling Priority Lien Representative or the Priority Lien Representative who is the Controlling Priority Lien Representative pursuant to clause (a) of the definition thereof has either failed to instruct the Collateral Trustee to commence an Enforcement Action pursuant to the terms hereof or has withdrawn its request to the Collateral Trustee to pursue an Enforcement Action, unless (x) such Controlling Priority Lien Representative is stayed or otherwise precluded from issuing a Controlling Priority Lien Representative Direction or (y) the Collateral Trustee is precluded from commencing or continuing an Enforcement Action by law, regulation or order (including as a result of an Insolvency or Liquidation Proceeding), in which case the Additional First Lien Debt Standstill Period shall not commence or, to the extent it has already commenced, shall be tolled until such Controlling Priority Lien Representative and/or the Collateral Trustee are/is no longer stayed or otherwise precluded from taking such action and (C) the Major Additional First Lien Debt Representative wishes to commence or continue an Enforcement Action pursuant to the terms hereof. For the avoidance of doubt, the Collateral Trustee shall not be required to make a determination as to whether an “Additional First Lien Debt Enforcement Date” has occurred and shall be entitled to rely conclusively on the notice set forth in clause (b)(iii) of the preceding sentence (including clause (B)(iii)(b)(x) and (y)) as having the effect that an “Additional First Lien Debt Enforcement Date” has in fact occurred.

“Additional First Lien Debt Standstill Period” means the first period of 90 consecutive days (as such period may be tolled in accordance with the definition of Additional First Lien Debt Enforcement Date) commencing on the Additional First Lien Debt Enforcement Date (as such period may be extended as contemplated by the definition of “Additional First Lien Debt Enforcement Date”).

“Additional Secured Debt” has the meaning set forth in Section 3.8(b).

“Additional Secured Debt Designation” means a notice in substantially the form of Exhibit A.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. The terms “controlling” and “controlled” shall have meanings correlative thereto.

“Agreement” has the meaning set forth in the preamble.

“Authorized Officer” means the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Treasurer, any Assistant Treasurer, the Controller, any Senior Vice President, with respect to certain limited liability companies or partnerships that do not have officers, any manager, managing member or general partner thereof, any other senior officer of the Company or any other Grantor designated as such in writing by the Company or such other Grantor in substantially the form attached hereto as Exhibit D or such other form as agreed by the Collateral Trustee in its reasonable discretion.

“Back-Stopped Letter of Credit” means a letter of credit that has been cash collateralized at a minimum of the percentage of the aggregate undrawn amount, or otherwise backstopped by another letter of credit, in any such case in a manner required for the release of Liens under the terms of the Priority Lien Documents applicable to such letter of credit.

“Bankruptcy Code” means Title 11 of the United States Code, as heretofore and hereafter amended, and codified as 11 U.S.C. §§ 101.

“Bankruptcy Laws” means the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Business Day” means any day excluding Saturday, Sunday and any other day on which banking institutions in New York City are authorized by law or other governmental actions to close.

“Cash Management Arrangement” means any agreement or arrangement to provide Cash Management Services.

“Cash Management Bank” means any Person that enters into a Cash Management Arrangement or provides Cash Management Services, in its capacity as a party to such Cash Management Arrangement or a provider of such Cash Management Services.

“Cash Management Obligations” means obligations owed by the Company or any Restricted Subsidiary to any Cash Management Bank in connection with, or in respect of, any Cash Management Services or under any Cash Management Arrangement.

“Cash Management Services” means treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer (including automated clearing house fund transfer services), merchant services (other than those constituting a line of credit) and other cash management services.

“Coal Mining Regulations” has the meaning set forth in the recitals.

“Collateral” means all property pledged, mortgaged or purported to be pledged or mortgaged pursuant to the Security Documents (excluding, for the avoidance of doubt, all Excluded Collateral) to secure (or to purportedly secure) any or all of the Priority Lien Obligations.

“Collateral Bond” means the Original Collateral Bond and any Additional Collateral Bond.

“Collateral Bond Guaranty” means that certain Guaranty of Exit Collateral Bond and Indemnity Agreement for Surface Mining and Reclamation Permits (as amended, supplemented, amended and restated, replaced or otherwise modified from time to time), executed by the Guarantors in favor of the Railroad Commission of Texas.

“Collateral Trust Joinder” means (a) with respect to the provisions of this Agreement relating to any Additional Secured Debt, an agreement substantially in the form of Exhibit B and (b) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit C.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trustee’s Fees and Expenses” has the meaning set forth in Section 3.4(a).

“Commodity Hedging Agreement” means any agreement (including each confirmation pursuant to any Master Agreement) or transaction providing for one or more swaps, caps, collars, floors, futures, options, spots, forwards, derivative, any physical or financial commodity contracts or agreements, power purchase or sale agreements, fuel purchase or sale agreements, environmental credit purchase or sale agreements, power transmission agreements, ancillary service agreements, commodity transportation agreements, fuel storage agreements, weather derivatives, netting agreements (including Netting Agreements), capacity agreements or commercial or trading agreements, each with respect to the purchase, sale or exchange of (or the option to purchase, sell or exchange), transmission, transportation, storage, distribution, processing, lease or hedge of, any Covered Commodity, price or price indices for any such Covered Commodity or services or any other similar derivative agreements, and any other similar agreements.

“Company” has the meaning set forth in the preamble.

“Controlling Priority Lien Representative” means (a) at any time prior to the Shifting Control Date, and prior to the Discharge of First Lien Obligations, the Priority Lien Representative for the Required First Lien Debtholders or (b) on or any time after the Shifting Control Date (and, if the Shifting Control Date has occurred as a result of the circumstances described in clause (b) of the definition of “Shifting Control Date”, after the expiration of the Standstill Period), and prior to the Discharge of First-Out Obligations, the First-Out Representative, unless the Priority Lien Representative for the Required First Lien Debtholders gives the Collateral Trustee notice, in writing, stating that (A) the Collateral Trustee has received a Controlling Priority Lien Representative Direction pursuant to Section 3.3(f), (B) the Priority Lien Representative for the Required First Lien Debtholders has commenced an Enforcement Action pursuant to the terms hereof and is otherwise diligently pursuing an Enforcement Action, and (C) the Priority Lien Representative for the Required First Lien Debtholders is still the “Controlling Priority Lien Representative,” in which case the “Shifting Control Date” shall be deemed not to have occurred and the Priority Lien Representative for the Required First Lien Debtholders shall continue to be the “Controlling Priority Lien Representative” unless the Priority Lien Representative for the Required First Lien Debtholders has withdrawn, in writing, its instructions to the Collateral Trustee to pursue an Enforcement Action; provided, further, that, solely for purpose of Sections 2.6(b) and 3.4(a)(II), so long as the Discharge of Senior Credit Agreement Obligations has not occurred, the Controlling Priority Lien Representative shall be the Senior Credit Agreement Agent. For the avoidance of doubt, the Collateral Trustee shall not be required to make a determination as to whether a “Shifting Control Date” has occurred and shall be entitled to rely conclusively on any notice from a Person purporting to be an authorized representative of the First-Out Representative under Section 3.3 hereof or any written notice from the Priority Lien Representative for the Required First Lien Debtholders as contemplated by the proviso in the second sentence of Section 3.3(a), as applicable, as having the effect that a “Shifting Control Date” has in fact occurred.

“Controlling Priority Lien Representative Direction” means a direction in writing from the Controlling Priority Lien Representative delivered to the Collateral Trustee.

“Covered Commodity” shall mean any energy, electricity, generation capacity, power, heat rate, congestion, natural gas, nuclear fuel (including enrichment and conversion), diesel fuel, fuel oil, other petroleum-based liquids, coal, lignite, weather, emissions and other environmental credits, waste by-products, renewable energy credit, or any other energy related commodity or service (including ancillary services and related risks (such as location basis)).

“DIP Financing” has the meaning set forth in Section 2.4(b).

“DIP Financing Liens” has the meaning set forth in Section 2.4(b).

“DIP Lenders” has the meaning set forth in Section 2.4(b).

“Discharge of First Lien Obligations” means the occurrence of all of the following:

(a) termination or expiration of all commitments to extend credit that would constitute First Lien Obligations;

(b) payment in full in cash of the principal of and interest and premium (if any) on all First Lien Obligations (other than any undrawn letters of credit but including unpaid drawings in respect of letters of credit);

(c) with respect to undrawn letters of credit, any of (i) the discharge, cash collateralization or backstopping (in the amount required pursuant to the applicable First Lien Documents) of all outstanding letters of credit constituting First Lien Obligations, (ii) the deemed reissuance with the consent of the issuer of such outstanding letters of credit and any holder of the related Series of First Lien Debt that has reimbursement obligations with respect to such outstanding letters of credit under another credit facility (whether or not such credit facility constitutes a Series of First Lien Debt hereunder), provided that if such letters of credit are deemed reissued under another Series of First Lien Debt hereunder, then they will be outstanding under such other Series of First Lien Debt or (iii) the issuer of each such letter of credit has notified the Collateral Trustee in writing that alternative arrangements satisfactory to such issuer and holders of the related Series of First Lien Debt that has reimbursement obligations with respect thereto have been made;

(d) (i) payment in full in cash of all Hedging Obligations and Cash Management Obligations that are secured by a Priority Lien and the termination of all Secured Hedging Agreements relating thereto, (ii) the novation of all transactions entered into thereunder or pursuant thereto on terms and to counterparties acceptable to the counterparties under such Secured Hedging Agreements or Cash Management Arrangements, or (iii) the establishment of other arrangements with respect to such Hedging Obligations or Cash Management Obligations as may be reasonably acceptable to the counterparties thereto (and communicated to the Collateral Trustee); and

(e) payment in full in cash of all other First Lien Obligations (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time) that are outstanding and unpaid at the time that each of the events described in clauses (a), (b), (c) and (d) above shall have occurred;

provided that, if, at any time after the Discharge of First Lien Obligations has occurred, the Company or any other Grantor enters into any First Lien Document evidencing a First Lien Obligation which incurrence is not prohibited by the applicable Priority Lien Documents, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes hereof with respect to such new First Lien Obligation (other than with respect to any actions previously taken as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the Company designates such Indebtedness as First Lien Obligations in accordance herewith and delivers an Officers’ Certificate to the Collateral Trustee and the First-Out Representative verifying such designation, the obligations under such First Lien Document shall automatically and without any further action be treated as First Lien Obligations for all purposes hereof, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein.

“Discharge of First-Out Obligations” means (i) the satisfaction of all Reclamation Obligations of the Company and Luminant to the First-Out Representative and the termination of the Collateral Bond as provided in a notice by the First-Out Representative to the Collateral Trustee and the payment in full of all other First-Out Obligations or (ii) the provision of a replacement collateral bond or other collateral support in form and substance satisfactory to the First-Out Representative in accordance with the Texas Statutes that is not secured by the Collateral and otherwise supports the full amount of the Reclamation Obligations (including the provision of cash or cash equivalents and /or one or more letters of credit collateralizing or supporting, as applicable, the full amount of the Reclamation Obligations on terms satisfactory to the First-Out Representative in accordance with the Texas Statute Code) and the payment in full of all other First-Out Obligations; provided that, if, at any time after the Discharge of First-Out Obligations has occurred, the Company or any other Grantor provides a collateral bond to the First-Out Representative secured by the Collateral (as further described in Section 3.8(d)) which secured collateral bond (the “Additional Collateral Bond”) is not prohibited by the applicable Priority Lien Documents, then such Discharge of First-Out Obligations shall automatically be deemed not to have occurred for all purposes hereof with respect to the First-Out Obligations in respect of such Additional Collateral Bond (other than with respect to any actions previously taken as a result of the occurrence of such first Discharge of First-Out Obligations), and, from and after the date on which the Company designates such Additional Collateral Bond and the obligations under any other First-Out Documents as First-Out Obligations and delivers an Officers’ Certificate to the Collateral Trustee verifying such designation, the obligations under such Additional Collateral Bond and First-Out Documents shall automatically and without any further action be treated as First-Out Obligations for all purposes hereof, including for purposes of the priorities and rights in respect of Collateral and the related payments set forth herein and any First Lien Obligations shall be deemed to have been at all times First Lien Obligations and at no time First-Out Obligations.

“Discharge of Priority Lien Obligations” means the occurrence of the Discharge of First-Out Obligations and the Discharge of First Lien Obligations.

“Discharge of Senior Credit Agreement Obligations” means the Discharge of the First Lien Obligations with respect to the Senior Credit Agreement; provided that the Discharge of Senior Credit Agreement Obligations shall be deemed not to have occurred in connection with a Refinancing in full of such Senior Credit Agreement Obligations with new Indebtedness in the form of a credit facility if:

(i) on or prior to the incurrence of such Indebtedness, such Indebtedness is designated by the Company, in an Officers’ Certificate delivered to each Priority Lien Representative and the Collateral Trustee, as “First Lien Debt”, “First Lien Obligations” and the “Senior Credit Agreement” for the purposes of the Priority Lien Documents;

(ii) the agent under such Indebtedness shall have duly executed and delivered to the Collateral Trustee on behalf of itself and all holders of Indebtedness thereunder (A) an Additional Secured Debt Designation and (B) a Collateral Trust Joinder; and

(iii) all requirements set forth in this Agreement as to the confirmation, grant or perfection of the Collateral Trustee’s Lien to secure such Indebtedness are satisfied (and the satisfaction of such requirements and the other provisions of this proviso will be conclusively established, absent manifest error, if the Company delivers to the Collateral Trustee an Officers’ Certificate stating that such requirements and other provisions have been satisfied and that such Indebtedness constitutes “First Lien Debt”, “First Lien Obligations” and the “Senior Credit Agreement”).

“Enforcement Action” means, with respect to any Series of Priority Lien Debt, (a) the taking of any action to enforce any Lien in respect of the Collateral, including (i) the institution of any judicial or nonjudicial foreclosure proceedings, (ii) the noticing of any public or private sale or other disposition of the Collateral under any Bankruptcy Laws or in an Insolvency or Liquidation Proceeding, (iii) otherwise objecting to, consenting to, or credit bidding in connection with any sale or other disposition of any Collateral (or any portion thereof) under section 363 of the Bankruptcy Code or any other Bankruptcy Law or in an Insolvency or Liquidation Proceeding, subject to Section 3.3(h), (iv) seeking adequate protection in connection with the Collateral, or objecting or consenting to any DIP Financing (as defined herein) or use of cash collateral under the Bankruptcy Code or in an Insolvency or Liquidation Proceeding or otherwise, (v) the filing of any motion for relief from the automatic stay or seeking relief from any injunction against foreclosure or enforcement in respect of the Collateral or other injunction restricting any other action described in this definition, (vi) objecting to any motion, relief, action or proceeding based on lack of adequate protection with respect to the Collateral, under the Bankruptcy Code or in an Insolvency or Liquidation Proceeding or otherwise; and (vii) asserting any claim under section 506(c) of the Bankruptcy Code for costs or expenses of preserving or disposing any Collateral, (b) the exercise of any right or remedy provided to a secured creditor on account of a Lien under the Priority Lien Documents (including, in either case, any delivery of any notice to seek to obtain payment directly from any account debtor of the Company or any other Grantor or the taking of any action or the exercise of any right or remedy in respect of the setoff or recoupment against, collection or foreclosure on or marshalling of the Collateral or proceeds of Collateral), under applicable law, at equity, in an Insolvency or Liquidation Proceeding or otherwise, including the acceptance of Collateral in full or partial satisfaction of a Lien, (c) the sale, assignment, transfer, lease, license, or other disposition as a secured creditor on account of a Lien of all or any portion of the Collateral, by private or public sale (judicial or non-judicial) or any other means, (d) the solicitation of bids from third parties to conduct the liquidation of all or a portion of Collateral as a secured creditor on account of a Lien, (e) the exercise of any other enforcement right relating to the Collateral (including the exercise of any voting rights relating to any capital stock composing a portion of the Collateral) whether under the Priority Lien Documents, under applicable law of any jurisdiction, in equity, in an Insolvency or Liquidation Proceeding, or otherwise, or (f) the appointment of a receiver, manager or interim receiver of all or any portion of the Collateral or the commencement of, or the joinder with any creditor in commencing, any Insolvency or Liquidation Proceeding against the Company or any other Grantor or any assets of the Company or any other Grantor; provided, however, Enforcement Action shall not include any act taken by any holder of Priority Lien Obligations to enforce the terms of this Agreement.

“Excess First-Out Obligations” means First-Out Obligations in an amount in excess of $975,000,000.

“Excluded Collateral” shall have the meaning specified in the Senior Credit Agreement.

“First Lien Debt” means (a) Indebtedness incurred under the Senior Credit Agreement (including the undrawn amount of letters of credit, whether or not then available to be drawn) and any guarantees thereof, (b) Additional First Lien Debt (including any Refinancing Credit Facility constituting Additional First Lien Debt), (c) Cash Management Obligations and (d) Hedging Obligations under Secured Hedging Agreements.

“First Lien Documents” means, collectively, the documentation in respect of the Senior Credit Agreement and all documents governing any Additional First Lien Debt, each Secured Hedging Agreement and each Cash Management Arrangement pursuant to which any First Lien Debt is incurred and secured in accordance with the terms of each applicable Priority Lien Document and the Security Documents related thereto (other than any Security Documents that do not secure First Lien Obligations); provided, however, any First Lien Documents, including any modification thereto or replacement thereof, shall permit the First-Out Obligations and the First-Out Liens and shall not be more restrictive as it relates to the treatment of lien and payment priority of the First-Out Obligations and the First-Out Liens than the provisions of the Senior Credit Agreement on the date of this Agreement (except as otherwise agreed by the First-Out Representative).

“First Lien Obligations” means the First Lien Debt and all other Obligations in respect thereof.

“First Lien Representative” means (a) in the case of the Senior Credit Agreement (and Hedging Obligations and Cash Management Obligations secured thereunder), the Senior Credit Agreement Agent or (b) in the case of any Additional First Lien Debt (including any Refinancing Credit Facility constituting Additional First Lien Debt), the agent or trustee who maintains the transfer register for such Additional First Lien Debt and is appointed as a representative of such First Lien Debt (for purposes related to the administration of the applicable Security Documents) pursuant to such Additional First Lien Debt and that executes and delivers an Additional Secured Debt Designation and a Collateral Trust Joinder in accordance therewith.

“First Lien Secured Parties” means each holder of a First Lien Obligation, including each First Lien Representative and the Collateral Trustee.

“First-Out Documents” means, collectively, any Collateral Bond, the Permits and any other documents, agreements, orders or instruments in respect of, or related to, any Collateral Bond.

“First-Out Default” means any failure by Luminant to satisfy its First-Out Obligations as required under the First-Out Documents or the Texas Statutes, in each case after giving effect to any applicable grace periods, which permits the First-Out Representative to call or forfeit any Collateral Bond pursuant to the First-Out Documents and the Texas Statute, including without limitation, any “Event of Default” under, and as defined in, any Collateral Bond.

“First-Out Liens” means the Priority Liens securing the First-Out Obligations, with the priority in payment set forth in Section 3.4(a).

“First-Out Obligations” means all obligations from time to time of Luminant or the Guarantors to the First-Out Representative for the performance and payment under any Collateral Bond, the Collateral Bond Guaranty, the Texas Statutes and any other First-Out Documents, including the Reclamation Obligations and First-Out Representative Fees and Expenses, and any other obligations owing to the First-Out Representative under the First-Out Documents (including this Agreement).

“First-Out Representative” means the Railroad Commission of Texas.

“First-Out Representative Fees and Expenses” means all amounts payable under this Agreement or any other First-Out Document on account of the First-Out Representative’s fees and expenses and any reasonable legal fees and expenses, out-of-pocket fees, costs and expenses or other liabilities (excluding, for the avoidance of doubt, any Reclamation Obligations) of any kind incurred by the First-Out Representative or agent thereof in connection with any Security Document or any other First-Out Document, including but not limited to indemnification payments and reimbursements.

“First-Out Secured Parties” means the First-Out Representative and the Collateral Trustee.

“Governmental Authority” means any nation, sovereign or government, any state, province, territory or other political subdivision thereof, and any entity or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including a central bank, stock exchange, the Public Utility Commission of Texas or any successor thereto, the Railroad Commission of Texas or any successor thereto or the Electric Reliability Council of Texas or any other entity succeeding thereto.

“Grantor” means each of and “Grantors” means, collectively, the Company and the Guarantors and any other Person (if any) that at any time provides collateral security for the Priority Lien Obligations.

“Guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations (and “Guaranteed” and “Guaranteeing” shall have meanings that correspond to the foregoing).

“Guarantor” means any Person who has Guaranteed payment of any Priority Lien Obligations, and their respective successors and assigns.

“Hedge Bank” means any Person (other than Holdings, the Borrower or any other Subsidiary of the Borrower) that either (i) is a party to a Commodity Hedging Agreement or (ii) a party to any other Hedging Agreement (other than a Commodity Hedging Agreement) and, in each case, either (x) is a signatory to this Agreement or (y) at the time it enters into a Hedging Agreement or on the Conversion Date, is a Lender or an Affiliate of a Lender, in its capacity as a party to a Secured Hedging Agreement.

“Hedging Agreements” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement and (c) physical or financial commodity contracts or agreements, power purchase or sale agreements, fuel purchase or sale agreements, environmental credit purchase or sale agreements, power transmission agreements, ancillary service agreements, commodity transportation agreements, fuel storage agreements, weather derivatives, netting agreements (including Netting Agreements), capacity agreements and commercial or trading agreements, each with respect to the purchase, sale or exchange of (or the option to purchase, sell or exchange), transmission, transportation, storage, distribution, processing, sale, lease or hedge of, any Covered Commodity, price or price indices for any such Covered Commodity or services or any other similar derivative agreements, and any other similar agreements.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under Hedging Agreements.

“Indebtedness” has the meaning assigned to such term in the Senior Credit Agreement or to such term or other similar term in any applicable Priority Lien Document.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including any of the foregoing relating to the use of proceeds of any Priority Lien Debt or the violation of, noncompliance with or liability under, any law (including environmental laws) applicable to or enforceable against the Company, any Subsidiary of the Company or any other Grantor or any of the Collateral and all reasonable costs and expenses, (including reasonable fees and expenses of legal counsel selected by the Indemnitee limited in the case of legal counsel for each such Indemnitee (other than the Collateral Trustee) to one primary counsel for each such Indemnitee and its Related Parties (other than the Collateral Trustee) and, if necessary, one firm of regulatory counsel and/or one firm of local counsel in each appropriate jurisdiction) incurred by each such Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought; provided, however, that such Indemnitees (other than the Collateral Trustee) may retain additional counsel as may be reasonably necessary.

“Indemnitee” has the meaning set forth in Section 7.10(a).

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Company or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, reorganization, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intercreditor Agreement” means the Junior Lien Intercreditor Agreement (as defined in the Senior Credit Agreement) and any other intercreditor agreement executed and delivered pursuant to the terms of the Senior Credit Agreement, in each case which leaves unaffected the priority of the First-Out Lien and the First-Out Obligations, and the rights and remedies of the First-Out Representative set forth in this Agreement.

“Lien” means, any mortgage, pledge, security interest, hypothecation, collateral assignment, lien (statutory or other) or similar encumbrance (including any conditional sale or other title retention agreement or any lease or license in the nature thereof); provided that in no event shall an operating lease be deemed to be a Lien.

“Luminant” has the meaning set forth in the recitals.

“Major Additional First Lien Debt Representative” means the First Lien Representative of the Series of First Lien Debt that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Debt (excluding the Series of First Lien Debt under the Senior Credit Agreement).

“Master Agreement” has the meaning set forth in the definition of “Hedging Agreements.”

“Mined Land Under Permit” means the real property within the boundaries of the Permits.

“Netting Agreement” means, in respect of Hedging Obligations, a netting agreement, master netting agreement or other similar document having the same effect as a netting agreement or master netting agreement and, as applicable, any collateral annex, security agreement or other similar document related to any master netting agreement or Permitted Contract (as defined in the Senior Credit Agreement).

“Obligations” means any principal (including reimbursement obligations and obligations to provide cash collateral with respect to letters of credit, whether or not drawn), interest (including, to the extent legally permitted, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), penalties, fees, charges, expenses, indemnifications, reimbursements, damages, guarantees, other liabilities, amounts payable, or obligations under the documentation governing any Priority Lien Debt or other obligations in respect thereof (including, for avoidance of doubt, any First-Out Obligations).

“Officers’ Certificate” means a certificate signed by an Authorized Officer of the Company or a Parent Entity, including:

(a) a statement that the Person making such certificate has read such covenant or condition; and

(b) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

“Original Collateral Bond” has the meaning set forth in the recitals.

“Other Credit Support” means (i) funds deposited for the satisfaction, discharge, redemption or defeasance of any Series of Priority Lien Debt in accordance with the terms of the applicable Priority Lien Documents, (ii) cash collateral deposited with (or pledged to) any Priority Lien Representative or Priority Lien Secured Party in accordance with the terms of the applicable Priority Lien Documents to secure obligations customarily secured by cash collateral in connection with financings (including without limitation, cash collateral in respect of letters of credit and defaulting lender obligations but excluding, for the avoidance of doubt, (x) each Term Letter of Credit Cash Collateral Account and all funds on deposit therein and (y) cash collateral (1) consisting of all or substantially all cash and cash equivalents of the Grantors or (2) perfected by deposit account or security account control agreements on a material number of the deposit and security accounts of the Grantors or pursuant to a requirement that all or substantially all of the cash and cash equivalents be deposited with the agent, or other applicable secured party, of any Priority Lien Debt) and (iii) cash collateral deposited with any Priority Lien Representative or Priority Lien Secured Party in respect of any Hedging Obligations or Cash Management Obligations which are secured under the applicable Priority Lien Documents, in the case of each of the foregoing clauses (i), (ii) and (iii) to the extent not prohibited by the Priority Lien Documents.

“Parent Entity” means any Person that is a direct or indirect parent company (which may be organized as a partnership) of the Company.

“Permits” has the meaning set forth in the recitals.

“Permitted Prior Liens” means (a) in the case of the First Lien Obligations, Liens permitted by the First Lien Documents to be incurred on a senior basis to the First Lien Obligations (other than the First-Out Obligations) and (b) in the case of the First-Out Obligations, any Prior Permitted Lien (as defined in the Collateral Bond).

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority.

“Priority Lien” means a first priority Lien (subject in priority only to Permitted Prior Liens) granted by any Grantor in favor of the Collateral Trustee pursuant to a Security Document, at any time, upon any property of the Company or such Grantor to secure Priority Lien Obligations.

“Priority Lien Debt” means, collectively, First-Out Obligations and First Lien Debt.

“Priority Lien Debt Default” means (a) in the case of the First-Out Obligations, a First-Out Default and (b) in the case of any First Lien Debt, any “Event of Default” under any Priority Lien Document or any similar event or condition (with or without the giving of notice and whether or not notice has been given) which, under the terms of any Priority Lien Document governing any Series of Priority Lien Debt, in each case after giving effect to any applicable grace periods, (i) causes (or permits holders of Priority Lien Debt outstanding thereunder to cause) the Priority Lien Debt outstanding thereunder to become immediately due and payable, or (ii) in the case of any Hedging Obligation secured by a Priority Lien, permits the counterparty thereto to close out or terminate such Hedging Obligation.

“Priority Lien Documents” means, collectively, the First Lien Documents and the First-Out Documents.

“Priority Lien Obligations” means Priority Lien Debt, Obligations to the Collateral Trustee (including the Collateral Trustee’s Fees and Expenses), and all other Obligations in respect of any of the foregoing.

“Priority Lien Representative” means (a) in the case of any Collateral Bond, the First-Out Representative, or (b) in the case of any First Lien Debt, the applicable First Lien Representative.

“Priority Lien Representative for the Required First Lien Debtholders” means (x) at any time prior to the Additional First Lien Debt Enforcement Date, and prior to the Discharge of Senior Credit Agreement Obligations, the Senior Credit Agreement Agent or (y) on or any time after the Additional First Lien Debt Enforcement Date (and, if the Additional First Lien Debt Enforcement Date has occurred as a result of the circumstances described in clause (b) of the definition of “Additional First Lien Debt Enforcement Date”, after the expiration of the Additional First Lien Debt Standstill Period), the Major Additional First Lien Debt

Representative, unless the Collateral Trustee shall have received notice in writing from the Senior Credit Agreement Agent stating that (A) the Collateral Trustee has received a Controlling Priority Lien Representative Direction pursuant to Section 3.3(f), (B) the Senior Credit Agreement Agent has commenced an Enforcement Action pursuant to the terms hereof and is otherwise diligently pursuing an Enforcement Action and (C) the Senior Credit Agreement Agent is still the “Priority Lien Representative” for the Required First Lien Debtholders, in which case the “Additional First Lien Debt Enforcement Date” shall be deemed not to have occurred and the Senior Credit Agreement Agent shall continue to be the “Priority Lien Representative” for the Required First Lien Debtholders unless the Priority Lien Representative for the Required First Lien Debtholders has withdrawn, in writing, its instructions to the Collateral Trustee to pursue an Enforcement Action. For the avoidance of doubt, the Collateral Trustee shall not be required to make a determination as to whether an “Additional First Lien Debt Enforcement Date” has occurred and shall be entitled to rely conclusively on the notice set forth in clause (y) of the preceding sentence as having the effect that an “Additional First Lien Debt Enforcement Date” has in fact occurred.

“Priority Lien Secured Party” means each holder of Priority Lien Obligations (other than the Collateral Trustee) and each Priority Lien Representative.

“Proceeds” has the meaning set forth in Section 3.4(a).

“Reclamation Obligations” has the meaning set forth in the recitals.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Refinancing Credit Facility” means and includes any credit facility governing any Replacement Revolving Credit Commitments (as defined in the Senior Credit Agreement) or Permitted Other Loans (as defined in the Senior Credit Agreement) incurred to Refinance a portion of the Senior Credit Agreement or any corresponding Refinancing credit facility in any successor or replacement credit facility (it being understood, for the avoidance of doubt, that the term “Refinancing Credit Facility” shall not include any such credit facility that Refinances the Senior Credit Agreement in full and is designated as the “Senior Credit Agreement” as provided in the definition of “Discharge of Senior Credit Agreement Obligations”); provided, however, any First Lien Documents for any such Refinancing Credit Facility, including any modification thereto or replacement thereof, shall permit the First-Out Obligations and the First-Out Liens and shall not be more restrictive as it relates to the treatment of the lien and payment priority of the First-Out Obligations and the First-Out Liens than the provisions of the Senior Credit Agreement on the date of this Agreement (except as otherwise agreed by the First-Out Representative).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees and advisors of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Required First Lien Debtholders” means (a) (i) at any time as there are then loans, commitments or letters of credit (other than Back-Stopped Letters of Credit) outstanding under the Senior Credit Agreement, the Required Lenders (as defined in the Senior Credit Agreement) and (ii) if there is any Additional First Lien Debt outstanding at such time, the requisite lenders under the documents governing the Additional First Lien Debt for purposes of consenting to general amendments of Security Documents thereunder and (b) at any other time, Hedge Banks and Cash Management Banks holding a majority of the then outstanding Hedging Obligations and Cash Management Obligations.

“Secured Commodity Hedging Agreement” means any Commodity Hedging Agreement that is entered into by and between the Company or any Restricted Subsidiary and any Hedge Bank.

“Secured Hedging Agreement” means any Hedging Agreement that is entered into by and between the Company or any Subsidiary and any Hedge Bank.

“Security Documents” means this Agreement, each Collateral Trust Joinder and all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements or other grants or transfers for security executed and delivered by the Company or any other Grantor creating (or purporting to create) a Priority Lien upon Collateral in favor of the Collateral Trustee, for the benefit of the Priority Lien Secured Parties and the Collateral Trustee, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Senior Credit Agreement” means that certain Credit Agreement, dated as of October 3, 2016, among, inter alios, the Company, the lenders and other financial institutions party thereto, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the other agents party thereto, together with all Credit Documents (as defined therein), in each case as amended, amended and restated, extended, renewed, modified, supplemented or restated or replaced, refunded or refinanced in whole or in part from time to time, including by or pursuant to any agreement or instrument that extends the maturity of any Indebtedness thereunder, or increases the amount of available borrowings thereunder, or adds Subsidiaries of the Company as additional borrowers or guarantors thereunder, in each case with respect to such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or any group of any of the foregoing; provided, however, any modification thereto or replacement of the Senior Credit Agreement or any Credit Documents contemplated by the foregoing shall permit the First-Out Obligations and the First-Out Liens and shall not be more restrictive as it relates to the treatment of the lien and payment priority of the First-Out Obligations and the First-Out Liens than the provisions of the Senior Credit Agreement on the date of this Agreement (except as otherwise agreed by the First-Out Representative).

“Senior Credit Agreement Agent” means, initially, Deutsche Bank AG New York Branch in its capacity as the collateral agent under the Senior Credit Agreement, and any other agent or representative of the First Lien Secured Parties then most recently designated in accordance with the applicable provisions of the Senior Credit Agreement or any applicable Intercreditor Agreement, together with its successors in such capacity, for purposes of administration of collateral matters with respect to the Senior Credit Agreement.

“Series of First Lien Debt” means, severally, the Senior Credit Agreement and each other issue or series of First Lien Debt.

“Series of Priority Lien Debt” means, severally, the Senior Credit Agreement, the Original Collateral Bond and each other issue or series of Priority Lien Debt.

“Shifting Control Date” means, subject to Section 3.3(a) and the definition of “Controlling Priority Lien Representative”, the date upon which either (a) the Discharge of First Lien Obligations has occurred or (b) (i) a Priority Lien Debt Default under the First-Out Documents has occurred and is continuing and (ii) the First-Out Representative delivers written notice to the Priority Lien Representative for the Required First Lien Debtholders and the Collateral Trustee (in accordance herewith and specifying both the first day and the last day of the corresponding Standstill Period) that (A) the event described in clause (i) has occurred and is continuing, (B) there is no Priority Lien Representative then acting as Controlling Priority Lien Representative or the Priority Lien Representative who is the Controlling Priority Lien Representative pursuant to clause (a) of the definition thereof has either failed to instruct the Collateral Trustee to commence an Enforcement Action pursuant to the terms hereof or is not then diligently pursuing such Enforcement Action, unless such Controlling Priority Lien Representative is stayed or otherwise precluded from doing so by law, regulation or order (including as a result of an Insolvency or Liquidation Proceeding), in which case the Standstill Period shall not commence or, to the extent it has already commenced shall be tolled, until such Controlling Priority Lien Representative is no longer stayed or otherwise precluded from commencing or pursuing an Enforcement Action and (C) the First-Out Representative wishes to commence or continue an Enforcement Action pursuant to the terms hereof. For the avoidance of doubt, the Collateral Trustee shall not be required to make a determination as to whether a “Shifting Control Date” has occurred and shall be entitled to rely conclusively on any notice from a Person purporting to be an authorized representative of the First-Out Representative under Section 3.3 hereof or any written notice from the Priority Lien Representative for the Required First Lien Debtholders as contemplated by the proviso in the second sentence of Section 3.3(a), as applicable, as having the effect that a “Shifting Control Date” has in fact occurred.

“Shifting Control Notice” has the meaning set forth in Section 3.3(a).

“Standstill Period” means the first period of 120 consecutive (as such period may be tolled in accordance with the definition of Shifting Control Date) days commencing on the Shifting Control Date (as such period may be extended as contemplated by the definition of “Shifting Control Date”).

“Stock” means shares of capital stock or shares in the capital, as the case may be (whether denominated as common stock or preferred stock or ordinary shares or preferred shares, as the case may be), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

“Stock Equivalents” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

“Subsidiary” of any Person means and includes (a) any corporation more than 50% of whose Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time Stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any limited liability company, partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time or is a controlling general partner. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Company.

“Texas Statutes” has the meaning set forth in the recitals.

“Trust Estate” has the meaning set forth in Section 2.1.

“UCC” means the Uniform Commercial Code of the State of New York or the State of Texas, as applicable, or of any other state the laws of which are required to be applied in connection with the perfection of security interests in any Collateral.

“Voting Stock” means, with respect to any Person, such Person’s Stock or Stock Equivalents having the right to vote for the election of directors or other governing body of such Person under ordinary circumstances.

Section 1.2 Rules of Interpretation.

(a) All capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to them in the Senior Credit Agreement, provided that any modifications to the definitions in the Senior Credit Agreement as in effect on the date hereof shall be subject to Section 7.1. The Company and the Senior Credit Agreement Agent shall promptly notify the First-Out Representative and the Collateral Trustee in writing of any amendment to the Senior Credit Agreement permitted hereunder which changes any term defined by reference to the Senior Credit Agreement or pursuant to the preceding sentence or which changes any obligation of the Collateral Trustee, and shall promptly provide a copy of any such amendment to the First-Out Representative and the Collateral Trustee.

(b) Unless otherwise expressly provided herein, (a) references to organizational documents, agreements and other Contractual Requirements shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements and other modifications thereto; provided, however, any modification of any Contractual Requirements relating to any First Lien Obligations shall permit the First-Out Obligations and the First-Out Liens and shall not be more restrictive as it relates to the treatment of the lien and payment priority of the First-Out Obligations and the First-Out Liens than the provisions of the Senior Credit Agreement on the date of this Agreement (unless otherwise agreed by the First-Out Representative) and (b) references to any Requirement of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law. The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision hereof. The term “including” is by way of example and not limitation.

(d) References to “Sections,” “clauses,” “recitals” and the “preamble” will be to Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided. References to “Articles” will be to Articles of this Agreement unless otherwise specifically provided. References to “Exhibits” and “Schedules” will be to Exhibits and Schedules, respectively, to this Agreement unless otherwise specifically provided.

(e) This Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.

Section 1.3 Impairments.

It is the intention of the Priority Lien Secured Parties of each Series that the holders of Priority Lien Obligations of such Series (and not the Priority Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Priority Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Priority Lien Obligations), (y) in the case of any First Lien Obligations, any of the Priority Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of Priority Lien Obligations and/or (z) in the case of any First Lien Obligations, any intervening security interest exists securing any other obligations (other than another Series of Priority Lien Obligations) on a basis ranking prior to the security interest of such Series of Priority Lien Obligations but junior to the security interest of any other Series of Priority Lien Obligations or (ii) the existence of any collateral for any other Series of Priority Lien Obligations that is not Collateral, which in the case of the First-Out Obligations consists of Other Credit Support and

Mined Land Under Permit only (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Priority Lien Obligations, an “Impairment” of such Series). In the event of any Impairment with respect to any Series of Priority Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Priority Lien Obligations, and the rights of the holders of such Series of Priority Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of Priority Lien Obligations pursuant to Section 3.4) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Priority Lien Obligations subject to such Impairment. Additionally, in the event the Priority Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Priority Lien Obligations or the Priority Lien Documents governing such Priority Lien Obligations shall refer to such obligations or such documents as so modified.

ARTICLE II

THE TRUST ESTATE

Section 2.1 Declaration of Trust.

To secure the payment of the Priority Lien Obligations and in consideration of the premises and the mutual agreements set forth herein, each of the Grantors, each Priority Lien Representative and each other Priority Lien Secured Party hereby confirms the grant of Liens in favor of the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Priority Lien Secured Parties, on all of such Grantor’s right, title and interest in, to and under all Collateral and on all Liens now or hereafter granted to the Collateral Trustee by each Grantor under any Security Document for the benefit of the Priority Lien Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents, and all interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Trust Estate”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all current and future Priority Lien Secured Parties and the Collateral Trustee as security for the payment of all present and future Priority Lien Obligations.

Notwithstanding the foregoing, if at any time:

(1) all Liens securing the Priority Lien Obligations have been released as provided in Section 4.1;

(2) the Collateral Trustee holds no property in trust that constitutes part of the Trust Estate;

(3) the Discharge of Priority Lien Obligations has occurred;

(4) no monetary obligation (other than unasserted contingent indemnification and other obligations and Back-Stopped Letters of Credit) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity); and

(5) the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Priority Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Priority Lien Documents and that the Grantors are not required by any Priority Lien Document to grant any Priority Lien upon any property, then the Trust Estate arising hereunder will automatically terminate (subject to any reinstatement pursuant to Section 7.20 hereof and other than with respect to contingent indemnification and other obligations unasserted on the date of termination of the Trust Estate), except that all provisions set forth in Sections 7.9 and 7.10 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

Section 2.2 Collateral Shared Equally and Ratably. The parties to this Agreement agree that the payment and satisfaction of all of the Priority Lien Obligations will be secured equally and ratably by the Priority Lien established in favor of the Collateral Trustee for the benefit of the Priority Lien Secured Parties and the Collateral Trustee, notwithstanding the time of incurrence of any Priority Lien Obligations or time or method of creation or perfection of any Priority Liens securing such Priority Lien Obligations and notwithstanding any provision of the UCC or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Priority Lien Obligations or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against the Company or any other Grantor, it is the intent of the parties that all Priority Lien Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by the Company or any other Grantor to secure any Priority Lien Obligations, and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all Priority Lien Secured Parties and the Collateral Trustee equally and ratably; provided, however, that the Priority Lien Obligations shall be subject to the prior payment rights of the Collateral Trustee for the Collateral Trustee’s Fees and Expenses and the holders of the First-Out Obligations and certain other Priority Lien Obligations as provided in Section 3.4 and the requirements of Section 1.3.

Section 2.3 Discretion in Enforcement of Priority Liens.

(a) Subject to the terms of any Intercreditor Agreement and Article 5 hereof, in exercising rights and remedies with respect to the Collateral, the Controlling Priority Lien Representative may, by a Controlling Priority Lien Representative Direction, instruct (or refrain from instructing) the Collateral Trustee to enforce the provisions of the Priority Lien Documents and instruct (or refrain from instructing) the Collateral Trustee to exercise remedies thereunder or any such rights and remedies, all in such order and in such manner as the Controlling Priority Lien Representative may determine in the exercise of its sole and exclusive discretion, in each case, in accordance with the provisions of this Agreement and the other Priority Lien Documents, including:

(1) the exercise or forbearance from exercise of all rights and remedies in respect of the Collateral and/or the Priority Lien Obligations as to which the Controlling Party Lien Representative is the Priority Lien Representative;

(2) the enforcement or forbearance from enforcement of any Priority Lien in respect of the Collateral;

(3) the exercise or forbearance from exercise of rights and powers of a holder of shares of stock included in the Trust Estate to the extent provided in the Priority Lien Documents;

(4) after the occurrence of the Discharge of First-Out Obligations (other than with respect to any Excess First-Out Obligations), the acceptance of the Collateral in full or partial satisfaction of the First Lien Obligations; and

(5) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the Uniform Commercial Code or any similar law of any applicable jurisdiction or in equity.

Section 2.4 Discretion in Enforcement of Priority Lien Obligations.

(a) Without in any way limiting the generality of Section 2.3, the holders of First-Out Obligations on the one hand and the holders of First Lien Obligations, on the other hand, and their respective Priority Lien Obligations and the Priority Lien Representatives may, at any time and from time to time, do any one or more of the following, with respect to their respective Priority Liens and Priority Lien Obligations:

(1) unless otherwise prohibited by any Priority Lien Document, change the manner, place or terms of payment or extend the time of payment of, or renew or alter, their respective Priority Lien Obligations, or otherwise amend or supplement in any manner their respective Priority Lien Obligations, or any instrument evidencing their respective Priority Lien Obligations or any agreement under which their respective Priority Lien Obligations are outstanding;

(2) release any Person liable in any manner for the collection of their respective Priority Lien Obligations;

(3) release the Priority Lien on any Collateral; and

(4) exercise or refrain from exercising any rights against Company and/or any other Grantor.

Section 2.5 Identical Collateral and Agreements. The parties to this Agreement agree that it is their intention that the Priority Liens securing the separate Series of Priority Lien Debt be identical (excluding, for the avoidance of doubt, Liens arising in connection with Other Credit Support and Mined Land Under Permit). In furtherance of the foregoing, the parties hereto agree that there shall be one set of Security Documents creating Liens on the Collateral in favor of the Collateral Trustee, for the benefit of all the Priority Lien Secured Parties and the Collateral Trustee.

Section 2.6 Insolvency Matters.

(a) The Collateral Trustee (on behalf of the First-Out Secured Parties) and the First-Out Representative, for itself and on behalf of the First-Out Secured Parties, and the Collateral Trustee (on behalf of the First Lien Secured Parties) and the First Lien Representative for itself and on behalf of the First Lien Secured Parties, acknowledge and agree that because of, among other things, their differing rights to payment in respect of the Collateral, the First-Out Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held by a court of competent jurisdiction that the claims of the First-Out Secured Parties and the First Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions from or in respect of the Collateral hereunder shall be made as if there were separate classes of secured claims against the Grantors from or in respect of the Collateral and the First-Out Secured Parties shall be entitled to receive (subject to the provisions of Section 3.4 of this Agreement), in addition to amounts distributed to them from, or in respect of, the Collateral in respect of principal, any pre-petition interest and other claims, all amounts owing in respect of any post-petition interest, fees, costs, expenses, premiums, and other charges, irrespective of whether a claim for such amounts is allowed or allowable in such Insolvency or Liquidation Proceeding, before any distribution from, or in respect of, any Collateral is made in respect of the claims held by the First Lien Secured Parties who are not the Collateral Trustee (other than distributions of Collateral pursuant to Sections 3.4(a)(II) and 3.4(a)(IV)), with the Collateral Trustee (on behalf of the First Lien Secured Parties, but not on behalf of itself) and the First Lien Secured Parties (except the Collateral Trustee) acknowledging and agreeing to turn over to the First-Out Secured Parties prior to the Discharge of First-Out Obligations (other than Excess First-Out Obligations) amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence (excluding amounts received pursuant to Sections 3.4(a)(II) and 3.4(a)(IV)), even if such turnover has the effect of reducing the claim or recovery of the First Lien Secured Parties who are not the Collateral Trustee. Notwithstanding any provisions of this Section 2.4(a) to the contrary, the Collateral Trustee’s Fees and Expenses shall at all times be paid in full, prior to any payments being made to any of the other First Lien Secured Parties.

(b) If the Company and/or any other Grantor shall become subject to an Insolvency or Liquidation Proceeding and shall, as debtor(s) in possession, move for approval of a financing (each, a “DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law (including on a priming basis) or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each Priority Lien Secured Party (other than the Controlling Priority Lien Representative) agrees that it will not raise, join or support any objection to any such financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Collateral, unless the Controlling Priority Lien Representative shall then oppose or object (or join in any objection) to such DIP Financing or such DIP Financing Liens or use of cash collateral, in each case so long as (A) the Priority Lien Secured Parties of each Series of Priority Lien Debt retain the benefit of their Liens on all such Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other Priority Lien Secured Parties (other than any Liens of the Priority Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of such Insolvency or Liquidation Proceeding, (B) the Priority Lien Secured Parties of each Series of Priority Lien Debt are granted Liens on any additional collateral pledged to any Priority Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the Priority Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the Priority Lien Obligations, such amount is applied pursuant to Section 3.4, (D) if any Priority Lien Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 3.4 and (E) either (i) the Liens securing such DIP Financing are not senior to the Liens securing the Priority Lien Obligations, and the First-Out Obligations maintain the same priority with respect to proceeds of the Collateral as set forth in Section 3.4 (including that the First-Out Obligations will have priority ahead of the obligations owed to the DIP Lenders) or (ii) the Discharge of First-Out Obligations (other than with respect to any Excess First-Out Obligations) occurs in connection with such DIP Financing; provided that (x) the Priority Lien Secured Parties of each Series of Priority Lien Debt shall have a right to object to the grant of a Lien to secure the DIP Financing over any property or assets subject to Liens in favor of the Priority Lien Secured Parties of such Series of Priority Lien Debt that does not constitute Collateral and (y) that the Priority Lien Secured Parties receiving adequate protection shall not object to any other Priority Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such Priority Lien Secured Parties in connection with a DIP Financing or use of cash collateral.

Section 2.7 Insurance.

As between the Priority Lien Secured Parties, the Collateral Trustee, acting at the direction of the Controlling Priority Lien Representative, shall have (to the extent provided under the applicable Priority Lien Documents) the right to adjust or settle any insurance policy or claim covering or constituting Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral.

Section 2.8 Refinancings.

The Priority Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Priority Lien Document) of any Priority Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that such Refinancing indebtedness shall only constitute Additional First Lien Debt or Indebtedness under the Senior Credit Agreement hereunder if the Priority Lien Representative of the holders of any such Refinancing indebtedness shall have complied with the requirements of Section 3.8 or the definition of “Discharge of Senior Credit Agreement Obligations”, if applicable.

ARTICLE III

OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE

Section 3.1 Appointment and Undertaking of the Collateral Trustee.

(a) Each Priority Lien Secured Party acting through its respective Priority Lien Representative and/or by its acceptance of the Security Documents hereby appoints the Collateral Trustee to serve as collateral trustee hereunder on the terms and conditions set forth herein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will, as collateral trustee, for the benefit solely and exclusively of the present and future Priority Lien Secured Parties and itself, when properly directed by a Controlling Priority Lien Representative Direction and if required by the Collateral Trustee, indemnified in accordance with Section 5.4 (c) of this Agreement:

(i) accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents (including in connection with any Enforcement Action or Insolvency or Liquidation Proceeding);

(ii) take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(iii) deliver and receive notices pursuant to this Agreement and the Security Documents;

(iv) sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, take any Enforcement Action, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(v) remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from an Enforcement Action under the Security Documents, any Insolvency or Liquidation Proceeding or any of its other interests, rights, powers or remedies;

(vi) execute and deliver (i) amendments and supplements to the Security Documents as from time to time authorized pursuant to Section 7.1 accompanied by an Officers’ Certificate to the effect that the amendment or supplement is permitted under Section 7.1; provided, that the Collateral Trustee shall be entitled to rely exclusively on such Officer’s Certificate without independent inquiry and (ii) acknowledgements of Collateral Trust Joinders delivered pursuant to Section 3.8 or 7.18 hereof;

(vii) release or subordinate any Lien granted to it by any Security Document upon any Collateral if and as required by Section 3.2, Section 4.1 or Section 4.2; and

(viii) enter into and perform its obligations and protect, exercise and enforce its interest, rights, powers and remedies under any Intercreditor Agreement.

(b) Each party to this Agreement acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any Enforcement Action, take any action in connection with an Insolvency or Liquidation Proceeding or otherwise take any action or proceeding against any of the Collateral unless and until the Collateral Trustee shall have received notice in the form of a Controlling Priority Lien Representative Direction and then only in accordance with the provisions of the Security Documents and any Intercreditor Agreement.

(d) Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee shall not be required to (i) file any proofs of claim or interest on behalf of any Priority Lien Secured Party under the Bankruptcy Code or in connection with any Insolvency or Liquidation Proceeding; or (ii) vote on any plan of reorganization, plan of liquidation or any other plan on behalf of any Priority Lien Secured Party under the Bankruptcy Code or in connection with any Insolvency or Liquidation Proceeding.

(e) Notwithstanding anything to the contrary contained in this Agreement, neither the Company nor any of its Affiliates may serve as Collateral Trustee.

Section 3.2 Release or Subordination of Liens. The Collateral Trustee will not release or subordinate any Priority Lien of the Collateral Trustee or consent to the release or subordination of any Priority Lien of the Collateral Trustee, except:

(a) pursuant to a Controlling Priority Lien Representative Direction accompanied by an Officers’ Certificate to the effect that the release or subordination in respect of Permitted Prior Liens (i) is permitted by each applicable Priority Lien Document and in the case of any subordination, such subordination does not affect the priority of the First-Out Lien and the First-Out Obligations in relation to the First Lien Obligations as set forth in Section 3.4, and the rights and remedies of the First-Out Representative set forth in this Agreement, and (ii) otherwise satisfies the requirements of Section 4.1(b)(i) and 4.1(b)(ii);

(b) to release or subordinate Liens on Collateral to the extent permitted by each applicable Priority Lien Document; provided that the Collateral Trustee receives an Officers’ Certificate to the effect that (i) the release or subordination is permitted by each applicable Priority Lien Document and otherwise satisfies the requirements of Section 4.1(b)(i) and 4.1(b)(ii), and (ii) in the case of any subordination, such subordination does not affect the priority of the First-Out Lien and the First-Out Obligations in relation to the First Lien Obligations as set forth in Section 3.4, and the rights and remedies of the First-Out Representative set forth in this Agreement; or

(c) as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction.

Section 3.3 Enforcement of Liens.

(a) Each Priority Lien Secured Party acting through its respective Priority Lien Representative and/or by its acceptance of the Security Documents agrees with the Collateral Trustee that (i) the Priority Lien Representative for the Required First Lien Debtholders on the date of this Agreement is Deutsche Bank AG New York Branch, as identified in the Preamble to this Agreement, (ii) the Priority Lien Representative for the Required First Lien Debtholders is the Controlling Priority Lien Representative on the date of this Agreement, and (iii) whether or not a Shifting Control Date has occurred, the Priority Lien Representative for the Required First Lien Debtholders shall remain the Controlling Priority Lien Representative unless and until the date that the Collateral Trustee and the Priority Lien Representative for the Required First Lien Debtholders has received written notice (a “Shifting Control Notice”) from a Person purporting to be the authorized representative of the First-Out Representative, which notice shall certify that (A) the person signing the notice is an authorized representative of the First-Out Representative, (B) the Shifting Control Notice was sent to the Priority Lien Representative for the Required First Lien Debtholders and the Collateral Trustee, and (C) a Shifting Control Date occurred on the date specified in such Shifting Control Notice (it being understood and agreed that, without limiting the obligations of the First Lien Representative hereunder, upon the Collateral Trustee’s receipt of a Shifting Control Notice satisfying the foregoing requirements, the Collateral Trustee may assume without further inquiry that the Priority Lien Representative for the Required First Lien Debtholders has received such notice). After the Collateral Trustee receives a Shifting Control Notice, the First-Out Representative shall constitute the Controlling Priority Lien Representative, notwithstanding any notice, demand or claim of the First Lien Representative or any other Person to the contrary; provided, however, if the Priority Lien Representative for the Required First Lien Debtholders gives the Collateral Trustee notice, in writing, stating that (I) the Priority Lien Representative for the Required First

Lien Debtholders has commenced an Enforcement Action pursuant to the terms hereof and is otherwise diligently pursuing an Enforcement Action and (II) the Priority Lien Representative for the Required First Lien Debtholders is still the “Controlling Priority Lien Representative”, then the “Shifting Control Date” shall be deemed not to have occurred and the Priority Lien Representative for the Required First Lien Debtholders shall be the “Controlling Priority Lien Representative” unless the Priority Lien Representative for the Required First Lien Debtholders has withdrawn, in writing, its instructions to the Collateral Trustee to pursue an Enforcement Action. Each Person purporting to be the authorized representative of First-Out Representative that delivers a Shifting Control Notice to the Collateral Trustee shall also deliver a Shifting Control Notice to the Priority Lien Representative for the Required First Lien Debtholders, which Shifting Control Notice shall certify that (x) the person signing the notice is an authorized representative of the First-Out Representative, (y) the Shifting Control Notice was sent to the Collateral Trustee, and (z) a Shifting Control Date occurred on the date specified in in such Shifting Control Notice.

(b) Each Priority Lien Secured Party acting through its respective Priority Lien Representative and/or by its acceptance of the Security Documents agrees with the Collateral Trustee that: (i) the Collateral Trustee may refrain from taking an Enforcement Action or from acting with respect the Collateral unless directed pursuant to a Controlling Priority Lien Representative Direction and shall refrain from taking an Enforcement Action or from acting or taking action with respect to the Collateral only as directed pursuant to a Controlling Priority Lien Representative Direction; (ii) the Collateral Trustee shall not follow any instructions with respect to the Collateral or any Enforcement Action from any Priority Lien Secured Party other than the Controlling Priority Lien Representative; (iii) no Priority Lien Secured Party (other than the Controlling Priority Lien Representative) shall, or shall instruct the Collateral Trustee to take any Enforcement Action, whether under any Security Document, applicable law or otherwise, and (iv) only the Collateral Trustee, acting pursuant to Controlling Priority Lien Representative Direction, shall be entitled to take any Enforcement Action and in an Insolvency or Liquidation Proceeding, to credit bid (subject to clause (g) below) the amount of any Priority Lien Debt; provided that, if and to the extent that such Enforcement Action is to be conducted through receivership, a court-appointed receiver will be utilized. Unless it has been directed to the contrary by a Controlling Priority Lien Representative Direction, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking any Enforcement Action as it may deem advisable and in the best interest of the holders of Priority Lien Obligations.

(c) If the Collateral Trustee at any time receives a Controlling Priority Lien Representative Direction stating that a Priority Lien Debt Default has occurred, the Collateral Trustee, pursuant to a Controlling Priority Lien Representative Direction, will promptly deliver written notice thereof to each other Priority Lien Representative. No Priority Lien Secured Party will contest, protest or object to any Enforcement Action brought by the Collateral Trustee, or any action taken by the Collateral Trustee in any Insolvency or Liquidation Proceeding or any other exercise by the Collateral Trustee of any rights and remedies relating to the Collateral, in each case, in accordance with the terms of this Agreement.

(d) Each Priority Lien Representative, on behalf of itself and the Priority Lien Secured Parties for which it is acting hereunder, agrees that it will not accept any Lien on any assets or property that constitute Collateral for the benefit of any Priority Lien Obligations (excluding Other Credit Support) other than pursuant to the Security Documents, and by executing this Agreement (or a Collateral Trust Joinder), each Priority Lien Representative and each Priority Lien Secured Party for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other Security Documents applicable to it.

(e) Each Priority Lien Representative, on behalf of itself and each Priority Lien Secured Party for which it is acting hereunder, agrees that (i) it will not challenge or question in any proceeding the validity, allowability or enforceability of any Priority Lien Obligations or any Priority Lien Document or the validity, attachment, perfection or priority of any Lien under any Priority Lien Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral; (iii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; (iv) it will not object to or oppose, and shall be deemed to consent to, a sale or other disposition of any Collateral (or any portion thereof) under section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code or any other Bankruptcy Law if the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction) shall have consented to such sale or disposition of such Collateral, the Priority Liens attach to the proceeds of such sale or disposition, and the proceeds of such sale or disposition are applied in accordance with Section 3.4; (v) it will not object to or otherwise contest (or support any other Person contesting), any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of the Collateral made by the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction); (vi) it will not seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any Collateral, without the prior written consent of the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction); (vii) it will not object to, or otherwise contest (or support any Person contesting), (A) any request by the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction) for adequate protection on account of the Collateral or (B) any objection by the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction) to any motion, relief, action or proceeding based on the Collateral Trustee’s claimed lack of adequate protection with respect to the Collateral; (viii) it will not assert or enforce (or support any Person asserting or enforcing) any claim under section 506(c) of the Bankruptcy Code pari passu with or senior to any Priority Liens for costs or expenses of preserving or disposing any Collateral; and (ix) other than as otherwise provided in this Agreement, oppose or otherwise contest (or support any other Person contesting) any lawful exercise by the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction) of the right to credit bid at any sale of Collateral (subject to Section 3.3(g)); provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Collateral Trustee or any other Priority Lien Secured Party to enforce this Agreement.

(f) Prior to the commencement of any Enforcement Action with respect to any Collateral, the Controlling Priority Lien Representative shall (i) provide a Controlling Priority Lien Representative Direction (which shall include an instruction to the Collateral Trustee to provide a copy of such notice to each Priority Lien Representative) of its intention to deliver a Controlling Priority Lien Representative Direction to the Collateral Trustee to commence an Enforcement Action to the Collateral Trustee (who shall promptly provide a copy of such notice to each Priority Lien Representative) as far in advance of such commencement as is reasonably practicable, and (ii) consult with each Priority Lien Representative on a regular basis in connection with such Enforcement Action. Each Priority Lien Representative hereby agrees, on behalf of itself and the Priority Lien Secured Parties for which it is acting hereunder, to act in a commercially reasonable manner and in a manner consistent with this Agreement in connection with any Enforcement Action. Failure by the Collateral Trustee to deliver a copy of the Enforcement Action notice to the Priority Lien Representatives shall not affect the enforceability and effectiveness of the Enforcement Action or result in any liability on the part of the Collateral Trustee or the Controlling Priority Lien Representative.

(g) Each of the Priority Lien Representatives and the other Priority Lien Secured Parties may exercise any rights (i) of termination or acceleration of any Indebtedness or other Obligations owing under their respective Priority Lien Documents, (ii) with respect to the First-Out Representative, to call or forfeit any Collateral Bond or pursue any rights and remedies under the Texas Statutes or (iii) to demand payment under the guarantee in respect thereof or take any actions and exercise all rights available to it arising out of, relating to, or in respect of, the enforcement of any Lien (other than a Priority Lien) or in any Insolvency or Liquidation Proceeding with respect to the Company or any other Grantor, in each case in accordance with the terms of their respective Priority Lien Documents and applicable law and otherwise consistent with the order of application in Section 3.4 and the other terms of this Agreement; provided that, during the continuance of any Priority Lien Debt Default under the applicable Priority Lien Documents, the proceeds realized from the exercise of any set-off rights (other than in respect of Other Credit Support) shall be distributed in accordance with Section 3.4.

(h) Notwithstanding anything in this Agreement, at any time when the Controlling Priority Lien Representative is not the First-Out Representative, each Priority Lien Representative, on behalf of itself and each Priority Lien Secured Party for which it is acting hereunder, agrees that in a sale or other disposition of any Collateral (or any portion thereof) under section 363 of the Bankruptcy Code or the equivalent provision of any other Bankruptcy Law or any other provision of the Bankruptcy Code, any other Bankruptcy Law or applicable law, the Collateral Trustee is authorized to credit-bid the First Lien Obligations so long as such credit bid provides for the Discharge of First-Out Obligations (other than with respect to any Excess First-Out Obligations), and provided that the Collateral Trustee shall have received a Controlling Party Lien Representative Direction authorizing such credit bid.

Section 3.4 Application of Proceeds.

(a) (I) Subject to the other provisions of this Section 3.4, all proceeds of any collection, sale (including any sale or other disposition under section 363 of the Bankruptcy Code), foreclosure or other realization upon, or any other Enforcement Action with respect to, any Collateral and all assets or amounts received on account of the Collateral or the secured claims of the Priority Lien Secured Parties under the Priority Lien Documents in any Insolvency or Liquidation Proceeding or otherwise in connection with the enforcement of remedies and the proceeds of the foregoing (whether through an Enforcement Action or during an Insolvency or Liquidation Proceeding or otherwise in connection with the enforcement of remedies), the proceeds of any insurance policy required under any Priority Lien Document or otherwise covering the Collateral, any condemnation proceeds with respect to the Collateral, and any other amounts required to be delivered to the Collateral Trustee by any Priority Lien Secured Party or Priority Lien Representative pursuant to any other provision of this Agreement and for application in accordance with this Section 3.4(a) (collectively, “Proceeds”), shall be delivered by the parties hereto to the Collateral Trustee who will apply such Proceeds in the following order of application (and each Priority Lien Representative shall provide a notice to the Collateral Trustee identifying the amounts which are payable to the applicable Series of Priority Lien Debt for which it acts as Priority Lien Representative pursuant to this Section 3.4(a) and the Collateral Trustee shall be entitled to rely exclusively on such notice without independent inquiry):

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and expenses and any reasonable legal fees and expenses, out-of-pocket fees, costs and expenses or other liabilities of any kind incurred by the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with any Security Document, including but not limited to amounts necessary to provide for the fees and expenses of the Collateral Trustee in maintaining and disposing of the Collateral, including, but not limited to, indemnification payments and reimbursements (collectively, the “Collateral Trustee’s Fees and Expenses”);

SECOND, prior to the Discharge of First-Out Obligations (other than with respect to Excess First-Out Obligations), to the First-Out Representative for application to the First-Out Representative Fees and Expenses, including any reasonable legal fees and expenses, out-of-pocket fees, costs and expenses or other liabilities of any kind incurred by the First-Out Representative (other than Reclamation Obligations) in connection with any First-Out Document, including, but not limited to, indemnification payments and reimbursements;

THIRD, prior to the Discharge of First-Out Obligations, to the First-Out Representative such an amount sufficient to pay or satisfy in full in cash all outstanding First-Out Obligations and otherwise provide for the Discharge of First-Out Obligations (other than any Excess First-Out Obligations;

FOURTH, after the Discharge of First-Out Obligations (other than any than Excess First-Out Obligations), equally and ratably to the First Lien Representatives for application to the payment of all outstanding First Lien Debt and any other First Lien Obligations (which will include the Senior Credit Agreement) that are then due and payable in such order as may be provided in the applicable First Lien Documents in an amount sufficient to pay in full in cash all such outstanding First Lien Debt and all other First Lien Obligations that are then due and payable (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the applicable First Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the First Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (in an amount equal to at least the percentage of the aggregate undrawn amount required for release of Liens under the terms of the First Lien Documents) of all outstanding letters of credit and bankers’ acceptances or the backstop thereof pursuant to arrangements reasonably satisfactory to the relevant issuing bank, if any, constituting First Lien Obligations and the termination, expiration or other collateral arrangements in respect of Hedging Obligations and Cash Management Obligations that are reasonably satisfactory to the applicable Hedge Bank and the applicable Cash Management Bank);

FIFTH, to the First-Out Representative for application to the payment of any Excess First-Out Obligations until the Discharge of First-Out Obligations in respect of such Excess First-Out Obligations; and

SIXTH, subject to any applicable Intercreditor Agreement, any surplus remaining after the Discharge of Priority Lien Obligations will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or to such other Persons as may be entitled to such amounts under applicable law or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, if any Series of Priority Lien Debt has released its Lien on any Collateral as described below in Section 4.4, then such Series of Priority Lien Debt and any related Priority Lien Obligations of that Series of Priority Lien Debt thereafter shall not be entitled to share in the proceeds of any Collateral so released by that Series of Priority Lien Debt.

For the avoidance of doubt, the Collateral Trustee shall only apply Proceeds in accordance with this Section 3.4 to the extent that such Proceeds are actually so received by the Collateral Trustee.

(II) Notwithstanding anything to the contrary contained in Section 3.4(a)(I), (i) if the Company shall fail to pay to any Term Letter of Credit Issuer any Term Letter of Credit Reimbursement Obligations as and when required under the Senior Credit Agreement (including accrued but unpaid interest thereon), then the Controlling Priority Lien Representative shall, by a Controlling Priority Lien Representative Direction, direct the Collateral Trustee (which direction shall include sufficient information for the Collateral Trustee to meet the requirements of this Section 3.4(a)(II), including without limitation, the amount to be reimbursed, the name and address of the Depositary Bank and the name and address of the Term Loan Letter of Credit Issuer) to instruct the applicable Depositary Bank to promptly withdraw from the applicable Term Letter of Credit Cash Collateral Account for the benefit of such Term Letter of Credit Issuer the applicable amount in accordance with the applicable terms of the Senior Credit Agreement and, upon receipt, such Term Letter of Credit Issuer shall apply such amount to the Term Letter of Credit Reimbursement Obligations (and accrued and unpaid interest thereon) owed to such Term Letter of Credit Issuer in accordance with the applicable terms of the Senior Credit Agreement, and (ii) prior to the Discharge of Senior Credit Agreement Obligations in respect of all Term Letters of Credit and all Obligations in respect of such Term Letters of Credit under the Senior Credit Agreement (including all Term Letter of Credit Reimbursement Obligations), any Proceeds in respect of the Term Letter of Credit Cash Collateral Accounts (and the funds therein) shall be applied to the foregoing Obligations in respect of the Term Letters of Credit in accordance with the applicable terms of the Senior Credit Agreement prior to application in accordance with Section 3.4(a)(I).

(III) Notwithstanding anything herein to the contrary, the Proceeds of any Collateral shall not be applied to the First Lien Obligations owed to any applicable First Lien Secured Party entitled to Other Credit Support until such First Lien Secured Party shall have applied any Other Credit Support to the First Lien Obligations owing to it, unless such application is not then permitted under the applicable First Lien Document, the terms of any relevant Other Credit Support or applicable law.

(IV) Notwithstanding anything herein to the contrary, the Proceeds of any Mined Land Under Permit shall not be applied to any Obligations payable under Section 3.4(a)(I) SECOND, THIRD or FIFTH and such proceeds shall instead by applied in accordance with Section 3.4(a)(I) without giving effect to Section 3.4(a)(I) SECOND, THIRD or FIFTH.

(b) If any portion of the proceeds of the Collateral is in the form of cash, then such cash shall be applied pursuant to the priorities set forth in this Section 3.4 before any non-cash proceeds are applied pursuant to the priorities set forth in this Section 3.4; provided that, irrespective of the terms of any plan of reorganization or other plan in an Insolvency or Liquidation Proceeding of any Grantor (including the confirmation of such plan of reorganization pursuant to section 1129(b) of the Bankruptcy Code or the equivalent provision of any other Bankruptcy Laws), each of the Priority Lien Debt Representatives hereby acknowledges and agrees to turn over to the Collateral Trustee amounts otherwise received or receivable by them under such plan to the extent necessary to effectuate the intent of this Section 3.4. If any Priority Lien Secured Party collects or receives any proceeds of an Enforcement Action, proceeds of any title or other insurance, and any proceeds subject to Liens that have been avoided or otherwise invalidated that should have been applied to the payment of the Priority Lien Obligations in accordance with Section 3.4(a) above, whether prior to or after the commencement of an Insolvency or Liquidation Proceeding or otherwise, such Priority Lien Secured Party will forthwith deliver the same to the Collateral Trustee, for the account of the applicable Priority Lien Secured Parties, to be applied in accordance with Section 3.4(a). Until so delivered, such proceeds shall be segregated and will be held in trust by that Secured Party for the benefit of the applicable Secured Parties.

(c) To the extent any Priority Lien Secured Party or Priority Lien Representative receives cash, property or other assets on account of its claim in respect of any Priority Lien Obligations in any Insolvency or Liquidation Proceeding, such cash, property or other assets will be delivered to the Collateral Trustee for application in accordance with Section 3.4(a) (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the applicable Priority Lien Documents or other documentation in respect of Priority Lien Obligations, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding) until the Discharge of Priority Lien Obligations.

(d) If, after the occurrence and during the continuance of a Priority Lien Debt Default, any Discharge of First Lien Obligations occurs by way of the exercise of any rights of set-off, banker’s liens or consolidation of accounts prior to the Discharge of First-Out Obligations (other than with respect to any Excess First-Out Obligations and other than by way of realization on Mined Land Under Permit, Other Credit Support or the Term Letter of Credit Cash Collateral Accounts), the relevant Priority Lien Secured Party shall immediately segregate and hold an amount equal to the amount so discharged in trust for application to the First-Out Obligations and forthwith deliver such amount to the Collateral Trustee as provided in this Section 3.4.

(e) This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Priority Lien Obligations, each present and future Priority Lien Representative, the Collateral Trustee as holder of Priority Liens, the Company and each Grantor. The Priority Lien Representative of each future Series of Priority Lien Debt will be required to deliver a Collateral Trust Joinder including an Additional Secured Debt Designation as provided in Section 3.8 at the time of incurrence of such Series of Priority Lien Debt.

(f) In connection with the application of proceeds pursuant to this Section 3.4, except as otherwise directed by the Controlling Priority Lien Representative in a Controlling Priority Lien Representative Direction, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(g) In making the determinations and allocations in accordance with Section 3.4(a), the Collateral Trustee may conclusively rely upon a notice provided by the relevant Priority Lien Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Series of the Priority Lien Debt for which it acts as Priority Lien Representative and the Collateral Trustee shall have no liability to any of the Priority Lien Secured Parties, the Grantors or any other Person for actions taken in reliance on such information. Promptly following the reasonable request of the Collateral Trustee, the applicable Priority Lien Representative shall deliver to the Controlling Priority Lien Representative, the Collateral Trustee and the Company a certificate setting forth the information described above (and the Collateral Trustee may rely thereon). All distributions made by the Collateral Trustee pursuant to this Section 3.4 shall be (subject to any decree of any court of competent jurisdiction) final, and the Collateral Trustee shall have no duty to inquire as to the application by any Priority Lien Representative in respect of any amounts distributed to such Priority Lien Representative.

Section 3.5 Powers of the Collateral Trustee.

(a) The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and, to the extent provided in this Agreement and applicable law, protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents (including in connection with any Enforcement Action and in any Insolvency or Liquidation Proceeding) and applicable law and in equity, to take such actions on its behalf under the provisions of this Agreement and to act as set forth in this Article 3 and elsewhere in this Agreement, the Intercreditor Agreement, and the other Security Documents to which it is a party and to exercise such powers and perform such duties as are expressly delegated to the Collateral Trustee by the terms of this Agreement, or, subject to the other provisions of this Agreement, as requested in any lawful directions given to it from time to time in respect of any matter in a Controlling Priority Lien Representative Direction.

(b) No Priority Lien Representative or holder of Priority Lien Obligations (other than the Collateral Trustee) will have any liability whatsoever to any other Priority Lien Representative or holder of Priority Lien Obligations for any act or omission of the Collateral Trustee, and the Collateral Trustee will have no liability whatsoever for any act or omission of any Priority Lien Representative or any holder of Priority Lien Obligations.

Section 3.6 Documents and Communications. The Collateral Trustee will permit each Priority Lien Representative upon reasonable written notice and at reasonable times from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

Section 3.7 For Sole and Exclusive Benefit of Holders of Priority Lien Obligations. The Collateral Trustee will accept, hold, administer and enforce, to the extent provided in this Agreement, all Liens on the Collateral at any time transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estate solely and exclusively for the benefit of the present and future holders of present and future Priority Lien Obligations, and will distribute all proceeds received by it from an Enforcement Action solely and exclusively pursuant to the provisions of Section 3.4.

Section 3.8 Additional Secured Debt.

(a) The Collateral Trustee will, as collateral trustee hereunder, perform its undertakings set forth in Section 3.1(a) with respect to any First Lien Obligations constituting a Series of First Lien Debt that is issued or incurred after the date hereof or any First-Out Obligations constituting Additional Collateral Bonds and/or related obligations under First-Out Documents, as applicable, provided after the date hereof; provided that:

(i) such First Lien Obligations are identified as First Lien Debt or such First-Out Obligations are identified as an Additional Collateral Bond and/or related obligations under First-Out Documents in accordance with the procedures set forth in Section 3.8(b); and

(ii) unless such debt or bond is issued under an existing Priority Lien Document for any Series of First Lien Debt whose First Lien Representative is already party to this Agreement or under an existing Collateral Bond with respect to which the First-Out Representative is already a party to this Agreement, the designated Priority, the designated First Lien Representative identified pursuant to Section 3.8(b) signs a Collateral Trust Joinder and promptly delivers the same to the Collateral Trustee.

(b) The Company will be permitted to designate as an additional holder of First Lien Debt or First-Out Obligations hereunder each Person who is, or who becomes, the registered holder of First Lien Debt or First-Out Obligations, as applicable, incurred by the Company or any other Grantor after the date of this Agreement in accordance with the terms of all applicable Priority Lien Documents. The Company may only effect such designation by delivering to the Collateral Trustee an Additional Secured Debt Designation that:

(i) states that the Company or other applicable Grantor intends to incur additional First Lien Debt (“Additional First Lien Debt”) or an Additional Collateral Bond and/or related obligations under First-Out Documents (any Additional First Lien Debt or Additional Collateral Bond and/or related obligations under First-Out Documents, “Additional Secured Debt”) that is not prohibited by each applicable Priority Lien Document to be incurred and to be secured with a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt, but subject to the prior payment rights of the holders of all First-Out Obligations and certain other Priority Lien Obligations as set forth in Section 3.4(a);

(ii) specifies the name, address and contact information of the Priority Lien Representative for such series of Additional Secured Debt for purposes of Section 7.6;

(iii) states that the Company or applicable Grantor has duly authorized, executed (if applicable) and recorded (or caused to be recorded), or agreed to record (or agreed to cause to be recorded), in each appropriate governmental office all relevant filings and recordations deemed necessary by Company or the Grantors and the holder of such Additional Secured Debt, or its Priority Lien Representative, to ensure that the Additional Secured Debt will be secured by the Collateral in accordance with the Priority Lien Security Documents, in each case to the extent and as required by the Priority Lien Security Documents; and

(iv) states that the Company has caused a copy of the Additional Secured Debt Designation and the related Collateral Trust Joinder to be delivered to each then existing Priority Lien Representative and that, as applicable, such Additional First Lien Debt shall constitute First Lien Debt for the purposes of this Agreement or such Additional Collateral Bond and/or related obligations under First-Out Documents shall constitute First-Out Obligations for the purposes of this Agreement.

Although the Company shall be required to deliver a copy of each Additional Secured Debt Designation and each Collateral Trust Joinder to each then existing Priority Lien Representative, the failure to so deliver a copy of the Additional Secured Debt Designation and/or Collateral Trust Joinder to any then existing Priority Lien Representative shall not affect the status of such debt as Additional Secured Debt, if the other requirements of this Section 3.8 are complied with. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow Company or any other Grantor to incur additional secured Indebtedness unless permitted by the terms of all applicable Priority Lien Documents. Liens upon the Collateral to secure Additional Secured Debt, shall be created pursuant to the Security Documents that create Liens upon the Collateral to secure the other Priority Lien Obligations; provided that, to the extent required by applicable law, such Liens upon the Collateral to secure Additional Secured Debt may be created pursuant to separate Security Documents, which shall be in substantially the same form as the applicable Security Documents creating the Liens upon the Collateral to secure the other Priority Lien Obligations. Except in respect of Mined Land Under Permit and Other Credit Support, Additional Secured Debt shall not be secured by Liens upon any property of the Grantors unless the other Priority Lien Obligations are also secured by Liens on such property. Additional Secured Debt may be guaranteed by all of the applicable Guarantors, but shall not be guaranteed by any Person that is not a Guarantor.

(c) With respect to any Priority Lien Obligations constituting Additional Secured Debt that is issued or incurred after the date hereof, the Company and each of the other Grantors agrees to take such actions (if any) as necessary and as may from time to time reasonably be requested by the Collateral Trustee, any Priority Lien Representative or any Controlling Priority Lien Representative, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Security Documents (or execute and deliver such additional Security Documents) as necessary and as may from time to time be reasonably requested by such Persons (including as contemplated by clause (d) below), to ensure that the Additional Secured Debt, as applicable, is secured by, and entitled to the benefits of, the Security Documents, and each Priority Lien Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such technical amendments, modifications and/or supplements (and additional Security Documents). The Company and each other Grantor hereby further agrees that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 3.8(c), all such amounts shall be paid by, and shall be for the account of, the Company and the respective other Grantors, on a joint and several basis.

(d) The Company shall have the right, at any time on or after the occurrence of the Discharge of First-Out Obligations, to enter into any First-Out Document evidencing replacement First-Out Obligations so long as the incurrence thereof is not prohibited by any Priority Lien Documents, and to designate such obligations as First-Out Obligations in accordance with Section 3.8(b). At any time from and after the date of such designation pursuant to Section 3.8(b), subject to compliance with Sections 3.8(c), the obligations under such First-Out Document shall automatically and without further action be treated as First-Out Obligations for all purposes of this Agreement.

Section 3.9 Priority Lien Agents.

(a) Notwithstanding anything to the contrary in this Agreement, any Intercreditor Agreement, any Priority Lien Document or any Security Document, the parties hereto agree as follows:

(i) any reference to the Priority Lien Agent in any Intercreditor Agreement shall refer to the Collateral Trustee; and

(ii) the Collateral Trustee, as Priority Lien Agent under any Intercreditor Agreement, will not be required to take any action under any Intercreditor Agreement unless and until the Controlling Priority Lien Representative directs the Collateral Trustee in a Controlling Priority Lien Representative Direction, as such Priority Lien Agent, to take such action and each Intercreditor Agreement shall so provide.

(b) In the event any Intercreditor Agreement requires the delivery, or receipt, of any notice by the Priority Lien Agent, such delivery or receipt will be deemed satisfied in all respects when the Collateral Trustee makes such delivery or receives such notice.

ARTICLE IV

OBLIGATIONS ENFORCEABLE BY THE COMPANY AND THE OTHER GRANTORS

Section 4.1 Release of Liens on Collateral.

(a) The Priority Liens upon the Collateral will be automatically released in each of the following circumstances:

(i) as to all Collateral, upon the Discharge of Priority Lien Obligations;

(ii) as to any Collateral of the Company or any other Grantor that (A) is sold, transferred or otherwise disposed of by the Company or any other Grantor to a Person that is not (either before or after such sale, transfer or disposition) the Company or any other Grantor in a transaction or other circumstance that is not prohibited by the Senior Credit Agreement and the other Priority Lien Documents or (B) becomes Excluded Collateral;

(iii) as to any Collateral of a Grantor that (A) is released as a Grantor (and Guarantor) under each Priority Lien Document (including as a result of becoming an Excluded Subsidiary) and (B) is not obligated (as primary obligor or guarantor) with respect to any other Priority Lien Obligations and, in each case, so long as the respective release does not violate the terms of any Priority Lien Document which then remains in effect;

(iv) as to any other release of any of the Collateral, if (A) consent to the release of that Collateral has been given by the requisite percentage or number of holders of each Series of Priority Lien Debt at the time outstanding as provided for in the applicable Priority Lien Documents and (B) the Company has delivered an Officers’ Certificate to the Collateral Trustee certifying that all such necessary consents have been obtained; or

(v) as to any Collateral of the Company or any other Grantor that is foreclosed upon by the Collateral Trustee or against which the Collateral Trustee otherwise exercises its rights or remedies (including in connection with an Enforcement Action) (whether or not any Insolvency or Liquidation Proceeding is pending at the time) in each case, which results in a disposition of such Collateral.

(b) The Collateral Trustee agrees for the benefit of the Company and the other Grantors that, if the Collateral Trustee at any time receives:

(i) an Officers’ Certificate stating that (A) the signing Authorized Officer has read Article 4 of this Agreement and understands the provisions and the definitions relating hereto, (B) such Authorized Officer has made such examination or investigation and has sought legal advice as is necessary to enable him or her to express an informed opinion as to whether or not the conditions precedent in this Agreement, any Intercreditor Agreement and all other Priority Lien Documents, if any, relating to the release of the Collateral have been complied with and (C) in the opinion of such Authorized Officer, such conditions precedent, if any, have been complied with; provided, that the Collateral Trustee shall be entitled to rely exclusively on such Officer’s Certificate without independent inquiry; and

(ii) the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable;

then, promptly following receipt by the Collateral Trustee of a Controlling Priority Lien Representative Direction, the Collateral Trustee will execute or otherwise authorize (with such acknowledgements and/or notarizations as are required) and deliver such release to the Company or other applicable Grantor.

(c) The Collateral Trustee hereby agrees that in the case of any release pursuant to Section 4.1(a)(ii), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Company or other applicable Grantor, the Collateral Trustee will either (A) at the expense of the Company or other applicable Grantor, have an authorized representative be present at and deliver the release at the closing of such transaction on behalf of the Collateral Trustee or (B) deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release on behalf of the Collateral Trustee.

(d) Each Priority Lien Secured Party acting through its respective Priority Lien Representative and/or by its acceptance of the Security Documents hereby acknowledges and agrees that the Collateral Trustee may, and hereby directs the Collateral Trustee to, provide the releases described in this Section 4.1.

Section 4.2 Delivery of Copies to Priority Lien Representatives. The Company will deliver to each Priority Lien Representative a copy of each Officers’ Certificate delivered to the Collateral Trustee pursuant to Section 4.1(b), together with copies of all documents delivered to the Collateral Trustee with such Officers’ Certificate and final (executed, if applicable) versions of such documents. The Priority Lien Representatives will not be obligated to take notice thereof or to act thereon.

Section 4.3 Collateral Trustee not Required to Serve, File or Record. The Collateral Trustee is not required to serve, file, register or record any instrument releasing or subordinating its Liens on any Collateral. Notwithstanding the foregoing, if the Company or any other Grantor makes a written demand by notice to the Priority Lien Representatives and the Collateral Trustee for a termination statement under Section 9-513(c) of the UCC in the form of an Officers’ Certificate which Officers’ Certificate shall describe in reasonable detail the basis on which Company or any other Grantor has met the requirements for a termination statement under Section 9-513(c) of the UCC and shall describe the Objection Period (as defined below) and state the expiration date thereof, each Priority Lien Representative shall have twenty (20) business days from the date of the Officer’s Certificate (the “Objection Period”) to deliver a written objection to the Collateral Trustee. If the Collateral Trustee does not receive a written objection within the Objection Period, the Collateral Trustee shall promptly, on or after the first business day after the expiration of the Objection Period, authorize such a termination statement and comply with the requirements of Section 9-513(c) of the UCC, as determined and/or directed by the Company or other Grantor. The Collateral Trustee may conclusively rely on such Officers’ Certificate.

Section 4.4 Release of Liens in Respect of First-Out or First Lien Obligations. In addition to any release pursuant to Section 4.1 hereof, the Collateral Trustee’s Priority Liens will no longer secure:

(a) the First-Out Obligations, and the right of the First-Out Secured Parties to the benefits and proceeds of the Priority Liens on the Collateral will terminate and be discharged, upon the Discharge of First-Out Obligations; and

(b) the First Lien Obligations, and the right of the holders of such First Lien Obligations to the benefits and proceeds of the Priority Liens on the Collateral will terminate and be discharged, upon (i) the Discharge of First Lien Obligations or (ii) defeasance of the First Lien Obligations in accordance with the applicable First Lien Document if such document provides for a release of Liens on the Collateral upon such defeasance.

ARTICLE V

IMMUNITIES OF THE COLLATERAL TRUSTEE

Section 5.1 No Implied Duty. The Collateral Trustee will not have any duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement, the other Security Documents and any Intercreditor Agreement. No implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement, the other Priority Lien Documents or any Intercreditor Agreement, or otherwise exist against the Collateral Trustee. Without limiting the generality of the foregoing sentences, the use of the term “trustee” in this Agreement with reference to the Collateral Trustee is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement, the other Security Documents or any Intercreditor Agreement. The Collateral Trustee shall have no responsibility for any information in any prospectus, offering document or other disclosure material distributed with respect to the Priority Lien Debt on the transactions described herein, and the Collateral Trustee shall have no responsibility for compliance with any state or federal securities laws in connection therewith.

Section 5.2 Appointment of Agents and Advisors. The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

Section 5.3 Other Agreements. The Collateral Trustee has accepted its appointment as collateral trustee hereunder and is bound by the Security Documents executed by the Collateral Trustee as of the date of this Agreement, and, as set forth in a Controlling Priority Lien Representative Direction, the Collateral Trustee shall execute additional Security Documents and Intercreditor Agreements delivered to it after the date of this Agreement (including to secure Obligations arising under Additional Secured Debt to the extent such Obligations are permitted to be incurred and secured under the Priority Lien Documents); provided that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee or conflict with the terms of this Agreement or any Intercreditor Agreement to which the Collateral Trustee is a party. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Priority Lien Debt (other than this Agreement and the other Security Documents to which it is a party).

Section 5.4 Solicitation of Instructions.

(a) The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of a Controlling Priority Lien Representative Direction, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement, any Intercreditor Agreement or the other Security Documents, and may conclusively rely on such instructions as to such matter and such instructions shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement, the Intercreditor Agreement and the other Security Documents.

(b) No written or other direction given to the Collateral Trustee by the Controlling Priority Lien Representative, whether by a Controlling Priority Lien Representative Direction or otherwise, that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

(c) The Collateral Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of the Controlling Priority Lien Representative, whether by a Controlling Priority Lien Representative Direction or otherwise, pursuant to the provisions of this Agreement, unless the Priority Lien Secured Parties or the Controlling Priority Lien Representative shall have furnished to the Collateral Trustee security or indemnity reasonably satisfactory to it for all costs, expenses and liabilities, including, but not limited to, Collateral Trustee’s Fees and Expenses, which may be incurred therein or thereby.

Section 5.5 Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its (or its Affiliates’ or relates parties’) own gross negligence, bad faith, or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

Section 5.6 Documents in Satisfactory Form. The Collateral Trustee will be entitled, but not obligated, to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form reasonably satisfactory to it.

Section 5.7 Entitled to Rely. The Collateral Trustee may seek and conclusively rely upon, and shall be fully protected in conclusively relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Company or any other Grantor in compliance with the provisions of this Agreement or delivered to it by any Priority Lien Representative as to the holders of Priority Lien Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature believed by it in good faith to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. Without limiting the generality of the foregoing, to the extent an Officers’ Certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, any such Officers’ Certificate or opinion of counsel shall be obtained at the expense of the Company or any Grantor, such opinion may be delivered by internal counsel to the Company or any Grantor, and the Collateral Trustee may rely conclusively on an Officers’ Certificate or opinion of counsel as to such matter and such Officers’ Certificate or opinion of counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

Section 5.8 Priority Lien Debt Default. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Priority Lien Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Priority Lien Debt Default unless and until the Collateral Trustee is so directed in a Controlling Priority Lien Representative Direction.

Section 5.9 Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed in a Controlling Priority Lien Representative Direction by the Controlling Priority Lien Representative and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the holders of Priority Lien Obligations. The permissive right of the Collateral Trustee to take actions permitted by this Agreement shall not be construed as an obligation or duty to take or to continue any action.

Section 5.10 Security or Indemnity in favor of the Collateral Trustee. The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

Section 5.11 Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document. In the event there is any good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed by the Company and the Controlling Priority Lien Representative or by order of a court of competent jurisdiction.

Section 5.12 Limitations on Duty of Collateral Trustee in Respect of Collateral.

(a) Notwithstanding any other provision of this Agreement, beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral; provided that, notwithstanding the foregoing, the Collateral Trustee will authorize the filing of UCC-3 continuation statements and will execute and authorize the filing or recording of other documents and instruments to preserve, protect or perfect the security interests granted to the Collateral Trustee (subject to the priorities set forth herein) if it shall receive a specific written request to do so from any Priority Lien Representative (which written request shall include an instruction to the Collateral Trustee to provide a copy of such request to each other Priority Lien Representative), it being understood that the Priority Lien Representatives shall be responsible for all filings required in connection with any Security Document (and are hereby authorized to make such filings by the Grantors on behalf of the Collateral Trustee and the Priority Lien Secured Parties) and the continuation, maintenance and/or perfection of any such filing or the lien and security interest granted in connection therewith. The Grantors hereby irrevocably authorize the Collateral Trustee to take any action with respect to any such written request from a Priority Lien Representative and the Collateral Trustee shall be permitted to conclusively rely on any such written request. The Collateral Trustee shall deliver to each other Priority Lien Representative a copy of any such written request. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b) Notwithstanding any other provision of this Agreement (except as provided in paragraph 5.12(a)), the Collateral Trustee will not be responsible for the existence, genuineness, condition or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Priority Lien Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral. The Collateral Trustee shall not be under any obligation to any Priority Lien Representative or any holder of Priority Lien Debt to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this or any other Security Document or any Intercreditor Agreement or to inspect the properties, books or records of the Company or any other Grantor.

Section 5.13 Assumption of Rights, No Assumption of Duties. Notwithstanding anything to the contrary contained herein:

(a) each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not be executed;

(b) the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and

(c) the Collateral Trustee will not be obligated to perform any of the obligations or duties of the Company or any Grantor.

Section 5.14 No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, notwithstanding anything to the contrary herein contained, the Collateral Trustee reserves the right, instead of taking such action, either to immediately resign as Collateral Trustee (which resignation shall be immediately effective) or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions or inactions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

Section 5.15 Other Relationships with the Company or Other Grantors. Delaware Trust Company and its Affiliates (and any successor Collateral Trustee and its Affiliates) may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company or any other Grantor and its Affiliates as though it was not the Collateral Trustee hereunder and without notice to or consent of the Priority Lien Secured

Parties. The Priority Lien Representatives and the holders of the Priority Lien Obligations acknowledge that, pursuant to such activities, Delaware Trust Company or its Affiliates (and any successor Collateral Trustee and its Affiliates) may receive information regarding the Company or any other Grantor or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company, such Grantor or such Affiliate) and acknowledge that the Collateral Trustee shall not be under any obligation to provide such information to the Priority Lien Representatives or the holders of the Priority Lien Obligations. Nothing herein shall impose or imply any obligation on the part of Delaware Trust Company (or any successor Collateral Trustee) to advance funds. For the avoidance of doubt, this Agreement shall only apply to Delaware Trust Company acting in its capacity as Collateral Trustee under this Agreement, and shall not apply to Delaware Trust Company acting in another capacity unrelated to this Agreement (it being understood, however, that the foregoing shall not be construed to excuse Delaware Trust Company from any obligations it may have hereunder after an Additional Secured Debt Designation in the event and to the extent it agrees in a separate writing to serve as a Priority Lien Representative or First Lien Representative for any Series of Priority Lien Debt or Series of First Lien Debt, as applicable, as a result of such Additional Secured Debt Designation).

ARTICLE VI

RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE

Section 6.1 Resignation or Removal of Collateral Trustee. Except as provided in Section 5.14, subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee:

(a) the Collateral Trustee may resign at any time by giving not less than 30 days’ prior written notice of resignation to each Priority Lien Representative and the Company; and

(b) the Collateral Trustee may be removed at any time, with or without cause, by giving not less than 30 days’ prior written notice to the Collateral Trustee, by the Company with the prior consent of the Controlling Priority Lien Representative or by the Controlling Priority Lien Representative with the prior consent of the Company.

Section 6.2 Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by the Company with the prior consent of the Controlling Priority Lien Representative and the First-Out Representative or by the Controlling Priority Lien Representative with the prior consent of the Company and the First-Out Representative. If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of the Company), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:

(a) authorized to exercise corporate trust powers;

(b) having a combined capital and surplus of at least $100,000,000; and

(c) that is not the Company or any of its Affiliates or any Priority Lien Representative.

The Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied.

Section 6.3 Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:

(a) such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and

(b) the predecessor Collateral Trustee will (at the expense of the Company) promptly transfer all Liens and collateral security and other property of the Trust Estate within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Security Documents or the Trust Estate.

Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article 5 and the provisions of Sections 7.8 and 7.9, and said provisions will survive termination of this Agreement for the benefit of the predecessor of the Collateral Trustee. The predecessor Collateral Trustee shall have no liability whatsoever for the actions or inactions of the successor Collateral Trustee.

Section 6.4 Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3, provided that (a) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (a) through (d) of Section 6.2 and (b) prior to any such merger, conversion or consolidation, the Collateral Trustee shall have notified the Company and each Priority Lien Representative thereof in writing.

Section 6.5 Concerning the Collateral Trustee and the Priority Lien Representatives.

(a) Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that this Agreement has been signed by each Priority Lien Representative not in its individual capacity or personally but solely in its capacity as trustee, representative or agent for the benefit of the related holders of the applicable Series of Priority Lien Debt in the exercise of the powers and authority conferred and vested in it under the related Priority Lien Documents, and in no event shall such Priority Lien Representative, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any other party under this Agreement, any Priority Lien Document or in any of the certificates, reports, documents, data notices or agreements delivered by such other party pursuant hereto or thereto.

(b) Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that this Agreement has been signed by Delaware Trust Company, not in its individual capacity or personally but in its capacity as Collateral Trustee, and in no event shall Delaware Trust Company, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any other party under this Agreement, any Priority Lien Document or in any of the certificates, reports, documents, data notices or agreements delivered by such other party pursuant hereto or thereto.

(c) In entering into this Agreement, the Collateral Trustee shall be entitled to the benefit of every provision of the Priority Lien Documents relating to the rights, exculpations or conduct of, affecting the liability of or otherwise affording protection to the “Collateral Trustee” or any Priority Lien Secured Party thereunder. In no event will the Collateral Trustee be liable for any act or omission on the part of the Grantors, any Priority Lien Secured Party or any Priority Lien Representative.

(d) Except as otherwise set forth herein, neither the Collateral Trustee nor any Priority Lien Representative shall be required to exercise any discretion or take any action, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) solely upon the written instructions contained in a Controlling Priority Lien Representative Direction as provided herein; provided that neither the Collateral Trustee nor any Priority Lien Representative shall be required to take any action that (i) it in good faith believes exposes it to personal liability unless it receives an indemnification satisfactory to it from the applicable holders of the Priority Lien Obligations with respect to such action or (ii) is contrary to this Agreement, any Intercreditor Agreement or applicable law.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1 Amendment.

(a) No amendment or supplement to the provisions of any Security Document will be effective without the approval of the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction) and the Required First Lien Debtholders, except that:

(i) any amendment or supplement that has the effect solely of:

(A) adding or maintaining Collateral, securing Additional Secured Debt that was otherwise permitted by the terms of the Priority Lien Documents to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee or any Priority Lien Representative therein;

(B) curing any ambiguity, omission, mistake, defect, or inconsistency; or

(C) providing for the assumption of the Company’s or any other Grantor’s obligations under any Priority Lien Document in the case of a merger or consolidation or sale of all or substantially all of the properties or assets of the Company or any other Grantor to the extent permitted by the terms of the Senior Credit Agreement and the other Priority Lien Documents, as applicable;

(D) making any change that would provide any additional rights or benefits to the holders of Priority Lien Debt or the Collateral Trustee or that does not adversely affect the legal rights under the Senior Credit Agreement or any other Priority Lien Document of any First-Out Secured Party or holder of First Lien Obligations, any other holder of Priority Lien Debt or the Collateral Trustee; or

(E) effecting any release of Collateral otherwise permitted under the Priority Lien Documents,

will become effective when executed and delivered by the Company or any other applicable Grantor party thereto and the Collateral Trustee;

(ii) no amendment, modification or supplement of this Agreement or any Security Document (including any definitions incorporated by reference to the Senior Credit Agreement) shall become effective without the consent of the First-Out Representative to the extent that it would (x) alter or effectively alter (I) the provisions of this clause (ii), (II) the definition of “Controlling Priority Lien Representative,” “Discharge of First-Out Obligations”, “First-Out Obligations,” any other definition containing the foregoing or the words “First-Out” therein or any other defined terms to the extent referenced or implicated therein or (III) the order of application of Proceeds described in Section 3.4 as it relates to any First-Out Obligations or (y) (I) adversely affect (A) the rights, duties or obligations of the First-Out Representative or (B) the holders of the First-Out Obligations under this Agreement or (II) disproportionately and adversely affect the First-Out Obligations or the holders thereof under any Security Document (when compared to the impact such amendment, modification or supplement has on the other Priority Lien Obligations or the holders of other Priority Lien Obligations); and

(iii) no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Priority Lien Representative or directly affects the rights of the Collateral Trustee or directly and adversely affects the rights of any Priority Lien Representative, respectively, in its individual capacity as such will become effective without the consent of the Collateral Trustee or such Priority Lien Representative, respectively.

(b) Notwithstanding anything to the contrary herein, neither Section 3.4(a)(II) nor any component defined term as used therein may be amended, waived, supplemented and/or otherwise modified without the prior written consent of the Senior Credit Agreement Agent (acting at the direction of the requisite issuing banks under the Senior Credit Agreement), if and to the extent such consent (or the consent of such issuing banks) is required under the Senior Credit Agreement.

(c) Notwithstanding Section 7.1(a), but subject in all cases to clause (ii) thereof:

(i) any mortgage or other Security Document may be amended, modified or supplemented with the approval of the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction), unless such amendment or supplement would not be permitted under the terms of this Agreement, any Intercreditor Agreement or any Priority Lien Document or Section 7.1(a)(ii);

(ii) any amendment, modification or waiver of, or any consent under, any provision of any Security Document that secures Priority Lien Obligations will apply automatically to any comparable provision of any comparable Security Document without the consent of or notice to any holder of Priority Lien Obligations and without any action by the Company or any other Grantor or any holder of Priority Lien Obligations; and

(iii) any mortgage or other Security Document may be amended, modified or supplemented with the approval of the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction) (but without the consent of or notice to any other holder of Priority Lien Obligations and without any action by any holder of Priority Lien Obligations) (A) to cure any ambiguity, defect or inconsistency, or (B) to make other changes that do not have an adverse effect on the validity of the Lien created thereby.

(d) The Collateral Trustee will not be required to enter into any amendment, modification or supplement unless it has received an Officers’ Certificate to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in this Agreement, any Intercreditor Agreement or any of the Priority Lien Documents; provided, that the Collateral Trustee shall be entitled to rely exclusively on such Officer’s Certificate without independent inquiry.

Section 7.2 Voting. In connection with any matter under this Agreement requiring a vote of holders of Priority Lien Debt, each Series of Priority Lien Debt will cast its votes in accordance with the Priority Lien Documents governing such Series of Priority Lien Debt. Following and in accordance with the outcome of the applicable vote under its Priority Lien Documents, the Priority Lien Representative of each Series of Priority Lien Debt will vote the total amount of Priority Lien Debt under that Series of Priority Lien Debt as a block in respect of any vote under this Agreement.

Section 7.3 Further Assurances.

(a) The Company and each of the other Grantors will do or cause to be done all acts and things that may be required, or that the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction) from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the holders of Priority Lien Obligations, duly created and enforceable and perfected Liens upon the Collateral (including any property or assets that are acquired or otherwise become, or are required by any Priority Lien Document to become, Collateral after the date hereof), in each case, as contemplated by, and with the Lien priority required under, the Priority Lien Documents and in connection with any merger, consolidation or sale of assets of the Company or any other Grantor, the Collateral of the Person which is consolidated or merged with or into the Company or any other Grantor shall be treated as after-acquired property and the Company or such other Grantor shall take such action as may be reasonably necessary to cause such property and assets to be made subject to the Priority Liens, in the manner and to the extent required under the Priority Lien Documents.

(b) Upon the reasonable request of the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction) or any Priority Lien Representative at any time and from time to time (in each case, subject to the terms of the applicable Priority Lien Documents), the Company and each of the other Grantors will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Trustee (acting pursuant to a Controlling Priority Lien Representative Direction) or any Priority Lien Representative may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Priority Lien Documents for the benefit of holders of Priority Lien Obligations.

(c) The Collateral Trustee will have no duty whatsoever to visit or inspect any of the properties or assets of the Company or any Grantor.

Section 7.4 Successors and Assigns.

(a) Except as provided in Section 5.2 and Section 5.12(a) with respect to filing or recording, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the

Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Priority Lien Representative and each Priority Lien Secured Party, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b) Except as permitted by the Senior Credit Agreement, neither the Company nor any other Grantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Company and the other Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Priority Lien Representative and each Priority Lien Secured Party, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

Section 7.5 Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 7.6 Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:	Delaware Trust Company 2711 Centerville Road Wilmington, DE 19808 Attention: Corporate Trust Administration Email: trust@delawaretrust.com

If to the Company or any other Grantor:	TEX Operations Company LLC 1601 Bryan Street Dallas, Texas 75201 Attention: David D. Faranetta Email: david.faranetta@txu.com

If to the First-Out Representative:	Railroad Commission of Texas 1701 N. Congress Austin, TX 78791 Attention: Office of the General Counsel Email: alex.schoch@rrc.texas.gov

If to the Senior Credit Agreement Agent:	Deutsche Bank AG New York Branch 60 Wall Street (NYC60 - 0266) New York, New York 10005-2836 Attention: Marcus M. Tarkington Email: marcus.tarkington@db.com and if to any other Priority Lien Representative, to such address as it may specify by written notice to the parties named above.

All notices and communications will be sent via electronic mail or mailed by first class mail, certified or registered, return receipt requested, by overnight air courier guaranteeing next day delivery, or delivered by electronic transmission to the relevant email address, address or number set forth above or, as to holders of Priority Lien Debt, its email address or address shown on the register kept by the office or agency where the relevant Priority Lien Debt may be presented for registration of transfer or for exchange. Failure to email or mail a notice or communication to a holder of Priority Lien Debt or any defect in it will not affect its sufficiency with respect to other holders of Priority Lien Debt.

If a notice or communication is emailed, mailed or otherwise delivered by electronic transmission in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

Section 7.7 Notice Following Payment Date. Promptly following the final payment date with respect to one or more Series of Priority Lien Debt or other Priority Lien Obligations, each Priority Lien Debt Representative with respect to each applicable Series of Priority Lien Debt or other Priority Lien Obligations that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Priority Lien Debt Representative.

Section 7.8 Entire Agreement. This Agreement and the documents referred to herein state the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

Section 7.9 Compensation; Expenses. The Company and the other Grantors jointly and severally agree to pay, promptly upon written demand (all as part of the Collateral Trustee’s Fees and Expenses and the First-Out Representative Fees and Expenses, as applicable):

(a) such compensation to the Collateral Trustee and its agents including attorneys as the Company and the Collateral Trustee may agree in writing from time to time;

(b) all reasonable out-of-pocket costs and expenses incurred by the Collateral Trustee, the First-Out Representative and their respective agents including attorneys in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement, any Intercreditor Agreement, any other Security Document or, in the case of the First-Out Representative any other First-Out Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(c) all reasonable out-of-pocket fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee incurred in connection with the negotiation, administration or enforcement of this Agreement, any Intercreditor Agreement, the other Security Documents or, in the case of the First-Out Representative, any other First-Out Document or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by the Company or any other Grantor;

(d) all reasonable out-of-pocket costs and expenses incurred by the Collateral Trustee, the First-Out Representative and their respective agents in creating, perfecting, preserving, releasing or enforcing the Liens on the Collateral or, in the case of the First-Out Representative, any other Liens securing the First-Out Obligations, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;

(e) all other reasonable out-of-pocket costs and expenses incurred by the Collateral Trustee, the First-Out Representative and their respective agents in connection with the negotiation, preparation and execution of any Intercreditor Agreement, the Security Documents or, in the case of the First-Out Representative, any other First-Out Document and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby or the exercise of rights or performance of obligations by the Collateral Trustee or the First-Out Representative, as applicable, thereunder; and

(f) after the occurrence of any Priority Lien Debt Default, all costs and expenses incurred by the Collateral Trustee and any First-Out Representative and their respective agents in connection with any Enforcement Action subject to the Security Documents or, in the case of the First-Out Representative, any other First-Out Document or any interest, right, power or remedy of the Collateral Trustee or the First-Out Representative, as applicable, or in connection with any Enforcement Action or the proof, protection, administration or resolution of any claim based upon the Priority Lien Obligations in any Insolvency or Liquidation Proceeding, including all fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee, the First-Out Representative and their respective agents. The agreements in this Section 7.9 will survive repayment of all other Priority Lien Obligations and the removal or resignation of the Collateral Trustee and termination of this Agreement.

Section 7.10 Indemnity.

(a) The Company and the other Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee, the First-Out Representative and their respective Affiliates and each and all of the directors, officers, partners, trustees, employees and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities; provided that no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee (or its Related Parties).

(b) All amounts due under this Section 7.10 will be payable within 30 days upon written demand (including reasonable supporting documentation).

(c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.10(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Company and the other Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d) No Grantor will ever assert any claim against any Indemnitee, and no Indemnitee will ever assert any claim against any Grantor, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Priority Lien Document or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability, and each of the Grantors and each Indemnitee hereby forever waives, releases and agrees not to sue upon any claim for any such lost profits or special, indirect, consequential or (to the fullest extent lawful) punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e) The agreements in this Section 7.10 will survive repayment of all other Priority Lien Obligations and the removal or resignation of the Collateral Trustee and termination of this Agreement.

Section 7.11 Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby.

Section 7.12 Headings. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.

Section 7.13 Obligations Secured. All obligations of the Grantors set forth in or arising under this Agreement will be Priority Lien Obligations and are secured by all Liens granted by the Security Documents.

Section 7.14 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.15 Consent to Jurisdiction. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement or any of the other Security Documents shall be brought in any state or federal court of competent jurisdiction in the State, County and City of New York. By executing and delivering this Agreement, each party hereto irrevocably:

(a) accepts generally and unconditionally the exclusive jurisdiction and venue of such courts;

(b) waives any defense of forum non conveniens;

(c) agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address provided in accordance with Section 7.6;

(d) agrees that service as provided in clause (c) above is sufficient to confer personal jurisdiction over such party in any such proceeding in any such court and otherwise constitutes effective and binding service in every respect; and

(e) agrees that each party hereto retains the right to serve process in any other manner permitted by law or to bring proceedings against any party in the courts of any other jurisdiction.

Section 7.16 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE INTENTS AND PURPOSES OF THE OTHER SECURITY DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HERETO HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH PARTY HERETO WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 7.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF OR TO THIS AGREEMENT OR ANY OF THE

OTHER SECURITY DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 7.17 Counterparts, Electronic Signatures. This Agreement may be executed in any number of counterparts (including by facsimile or electronically in PDF format), each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument. The parties hereto may sign this Agreement and any Collateral Trust Joinder and transmit the executed copy by electronic means, including facsimile or pdf files. The electronic copy of the executed Agreement and any Collateral Trust Joinder is and shall be deemed an original signature.

Section 7.18 Effectiveness. This Agreement will become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by each party of written notification of such execution and written or telephonic authorization of delivery thereof.

Section 7.19 Grantors and Additional Grantors. Each Grantor represents and warrants that it has duly executed and delivered this Agreement. The Company will cause each Person that hereafter becomes a Grantor or is required by any Priority Lien Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Company shall promptly provide each Priority Lien Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 7.19 (including the acknowledgement thereof by the Collateral Trustee); provided that the failure to so deliver a copy of the Collateral Trust Joinder to any then-existing Priority Lien Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 7.19 are complied with.

Section 7.20 Continuing Nature of this Agreement. This Agreement, including the priority payment rights of the First-Out Secured Parties and certain issuing banks under the Senior Credit Agreement as contemplated by Section 3.4, will be reinstated following termination hereof if at any time any payment or distribution in respect of any of the Priority Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any Priority Lien Secured Party, Priority Lien Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise). If all or any part of a payment or distribution made with respect to the First-Out Obligations is recovered from any holder of Priority Lien Obligations, any Priority Lien Representative in an Insolvency or Liquidation Proceeding or otherwise, such payment or distribution received by any holder of Priority Lien Obligations or Priority Lien Representative with respect to the Priority Lien Obligations from the proceeds of any Collateral at any time after the date of the payment or distribution that is so recovered, whether pursuant to a right of subrogation or otherwise, such Priority Lien Representative or holder of a Priority Lien Obligation, as the case may be, will forthwith deliver the same to the Collateral Trustee, for the ratable account of the holders of the First-Out Secured Parties to be applied in accordance with Section 3.4. Until so delivered, such proceeds will be held by such Priority Lien Representative or holder of Priority Lien Obligations, as the case may be, for the ratable benefit of the First-Out Secured Parties.

Section 7.21 Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

Section 7.22 Rights and Immunities of Priority Lien Representatives. The Senior Credit Agreement Agent, the First-Out Representative and the Collateral Trustee will be entitled, to the extent applicable to such entity, to all of the rights, protections, immunities and indemnities set forth in the Senior Credit Agreement or any Collateral Bond, as applicable, and any future Priority Lien Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture, collateral bond or other agreement governing the applicable Priority Lien Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Priority Lien Representative be liable for any act or omission on the part of the Grantors or the Collateral Trustee hereunder.

Section 7.23 Intercreditor Agreement. Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of any applicable Intercreditor Agreement; provided that such provisions are not in conflict with this Agreement, and (ii) authorizes (or is deemed to authorize) and instructs (or is deemed to instruct) the Collateral Trustee on behalf of such Person to enter into, and perform under, any applicable Intercreditor Agreement on terms that do not conflict with this Agreement. At the direction of the Company pursuant to an Officer’s Certificate, the Collateral Trustee agrees to enter into any Intercreditor Agreement or amendments or joinders to any Intercreditor Agreement, without the consent of any Priority Lien Secured Party, to add additional Indebtedness as Priority Lien Debt (to the extent permitted to be incurred and secured by the applicable Priority Lien Documents) and add other parties (or any authorized agent or trustee therefor) holding such Indebtedness thereto and to establish that the Lien on any Collateral securing such Indebtedness ranks equally with the Liens on such Collateral securing the other Priority Lien Debt then outstanding, subject to the terms of this Agreement, including Section 3.4. Notwithstanding anything to the contrary contained herein, to the extent that any Lien on any Collateral is perfected by the possession or control of such Collateral (including control over any account in which Collateral is held), and if such Collateral (or any such account) is in fact in the possession or under the control of an agent or bailee of the Collateral Trustee (including any Priority Lien Representative or its agents or bailees), the perfection actions and related deliverables described in this Agreement or the other Security Documents (i.e., the Security Documents other than the Security Document giving rise to such Lien, perfection and control) shall not be required. Notwithstanding anything to the contrary contained in this Agreement, to the extent of any conflict between this Agreement and any Intercreditor Agreement, the terms of this Agreement shall prevail.

Section 7.24 Force Majeure. In no event shall the Collateral Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 7.25 U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Collateral Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Trustee. The parties to this Agreement agree that they will provide the Collateral Trustee with such information as it may request in order for the Collateral Trustee to satisfy the requirements of the U.S.A. Patriot Act.

Section 7.26 Representations and Warranties. Each of the Company and the other Grantors hereby certify that true and complete copies of the Senior Credit Agreement, together with all Credit Documents (as defined therein), any Intercreditor Agreement, and all other Security Documents with respect to the First Lien Obligations, in each case as in effect on the date hereof have been delivered to the Collateral Trustee on or before the date hereof. Each of the Company and the other Grantors hereby certify that true and complete copies of the First-Out Documents, any Intercreditor Agreement, and all other Security Documents with respect to the First-Out Obligations, in each case as in effect on the date hereof have been delivered to the Collateral Trustee on or before the date hereof.

Section 7.27 Statutory Requirements under the Texas Statutes. Nothing contained herein shall limit or otherwise modify the rights of Texas Railroad Commission under the Texas Statutes.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement to be executed by their respective officers or representatives as of the day and year first above written.

COMPANY:

TEX OPERATIONS COMPANY LLC,

By:	/s/ David D. Faranetta
	Name:	David D. Faranetta
	Title:	Senior Vice President and Treasurer

[Signature Page to Tex Operations Company Collateral Trust Agreement]

GRANTORS:
4CHANGE ENERGY COMPANY LLC
BIG BROWN POWER COMPANY LLC
BRIGHTEN ENERGY LLC
COMANCHE PEAK POWER COMPANY LLC
DALLAS POWER & LIGHT COMPANY, INC.
EFH CORPORATE SERVICES COMPANY
EFH PROPERTIES COMPANY
FORNEY PIPELINE, LLC
GENERATION SVC COMPANY
LA FRONTERA HOLDINGS, LLC
LONE STAR ENERGY COMPANY, INC.
LONE ST AR PIPELINE COMPANY, INC.
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY LLC
LUMINANT GENERATION COMPANY LLC
LUMINANT MINING COMPANY LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
OAK GROVE MANAGEMENT COMPANY LLC
SANDOW POWER COMPANY LLC
SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.
TEX ASSET COMPANY LLC
TEX INTERMEDIATE COMPANY LLC
TEX FINANCE CORP.
TEX PREFERRED INC.
TEXAS ELECTRIC SERVICE COMPANY, INC.
TEXAS ENERGY INDUSTRIES COMPANY, INC.
TEXAS POWER & LIGHT COMP ANY, INC.
TEXAS UTILITIES COMPANY, INC.
TEXAS UTILITIES ELECTRIC COMPANY, INC.
TXU ELECTRIC COMPANY, INC.
TXU ENERGY RETAIL COMPANY LLC
TXU RETAIL SERVICES COMPANY

By:	/s/ David D. Faranetta
Name:	David D. Faranetta
Title:	Senior Vice President and Treasurer

[Signature Page to Tex Operations Company Collateral Trust Agreement]

RAILROAD COMMISSION OF TEXAS

/s/ Chairman David J. Porter
Chairman David J. Porter

/s/ Commissioner Christi Craddick
Commissioner Christi Craddick

/s/ Commissioner Ryan Sitton
Commissioner Ryan Sitton

ATTEST:

/s/ Kathy Way
Kathy Way
Secretary
Railroad Commission of Texas
[SEAL]

[Signature Page to Tex Operations Company Collateral Trust Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Senior Credit Agreement Agent

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

[Signature Page to Tex Operations Company Collateral Trust Agreement]

DELAWARE TRUST COMPANY, as Collateral Trustee

By:	/s/ Alan R. Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

[Signature Page to Tex Operations Company Collateral Trust Agreement]

EXHIBIT A

FORM OF

ADDITIONAL SECURED DEBT DESIGNATION

Reference is made to the Collateral Trust Agreement, dated as of October 3, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Tex Operations Company LLC, the “Company”), the other Grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative (as defined therein), Deutsche Bank AG New York Branch, as Senior Credit Agreement Agent (as defined therein), and Delaware Trust Company, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as Priority Lien Debt entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed [specify title] of the Company hereby certifies on behalf of [the Company or applicable Grantor] that:

(A) [the Company or applicable Grantor] intends to incur [Additional First Lien Debt][an Additional Collateral Bond and/or related obligations under First-Out Documents] (“Additional Secured Debt”) that is not prohibited by each applicable Priority Lien Document to be incurred and to be secured with a Priority Lien equally and ratably with all previously existing and future Priority Lien Debt, but subject to the terms of the Collateral Trust Agreement, including the prior payment rights of the holders of the First-Out Obligations [including the Additional Collateral Bond and/or related obligations under First-Out Documents] as set forth in Section 3.4(a) of the Collateral Trust Agreement;

(B) the name, address and contact information of the Priority Lien Debt Representative for the Additional Secured Debt for purposes of Section 7.6 of the Collateral Trust Agreement is:

Telephone:

Fax:

(C) [The Company or applicable Grantor] has duly authorized, executed (if applicable) and recorded (or caused to be recorded), or agreed to record (or agreed to cause to be recorded), in each appropriate governmental office all relevant filings and recordations deemed necessary by [the Company or applicable Grantor] and the holder of such Additional Secured Debt, or its Priority Lien Representative, to ensure that the Additional Secured Debt will be secured by the Collateral in accordance with the Priority Lien Security Documents, in each case to the extent and as required by the Priority Lien Security Documents;

(D) the Company has caused a copy of this Additional Secured Debt Designation and the related Collateral Trust Joinder to be delivered to each then existing Priority Lien Representative, and

(E) [such Additional First Lien Debt shall constitute First Lien Debt][such Additional Collateral Bond and/or related obligations under First-Out Documents shall constitute First-Out Obligations] for purposes of the Collateral Trust Agreement.

IN WITNESS WHEREOF, the Company has caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of             , 20    .

[ ]By:
Name:
Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

[DELAWARE TRUST COMPANY], as Collateral Trustee

By:
Name:
Title:

EXHIBIT B

FORM OF

COLLATERAL TRUST JOINDER – ADDITIONAL DEBT

Reference is made to the Collateral Trust Agreement, dated as of October 3, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Tex Operations Company LLC, the “Company”), the other Grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative (as defined therein), Deutsche Bank AG New York Branch, as Senior Credit Agreement Agent (as defined therein), and Delaware Trust Company, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being Priority Lien Debt under the Collateral Trust Agreement.

1. Joinder. The undersigned, “New Representative”) as [trustee, administrative agent] under that certain [described applicable indenture, credit agreement or other document governing the additional secured debt] hereby agrees to become party as [a First Lien Representative][the First-Out Representative] under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Additional Secured Debt Designation

The undersigned, on behalf of itself and each holder of Obligations in respect of [the Series of First Lien Debt][the First-Out Obligations] for which the undersigned is acting as Priority Lien Representative hereby agrees, for the enforceable benefit of all Priority Lien Secured Parties and the Collateral Trustee and each existing and future holder of Priority Liens and as a condition to being treated as Priority Lien Debt under the Collateral Trust Agreement that:

(b) subject to Section 3.4 of the Collateral Trust Agreement, all Priority Lien Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by the Company or any other Grantor to secure any Obligations in respect of any Series of Priority Lien Debt, whether or not upon property otherwise constituting collateral for such Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Priority Lien Obligations equally and ratably, but subject to the terms of the Collateral Trust Agreement, including the prior payment rights of the holders of the First-Out Obligations and certain other Priority Lien Obligations [including the Additional Collateral Bond and/or related obligations under First-Out Documents] as set forth in Section 3.4(a) of the Collateral Trust Agreement;

B-1

(c) the undersigned, on behalf of itself and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Lien Representative, hereby consents to and agrees to be bound by the provisions of the Collateral Trust Agreement and the other Security Documents, including the provisions relating to the ranking of Priority Liens and the order of application of proceeds from the enforcement of Priority Liens; and

(d) the undersigned, on behalf of itself and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as Priority Lien Representative, hereby appoints the Collateral Trustee to serve as collateral trustee under the Security Documents on the terms and conditions set forth therein and hereby consents to the performance by the Collateral Trustee of, and directs the Collateral Trustee to perform its obligations under the Collateral Trust Agreement, the Security Documents and any Intercreditor Agreement.

3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of                 , 20    .

[insert name of the new representative]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the [New Representative][Trustee] and the holders of the Obligations represented thereby:

[DELAWARE TRUST COMPANY], as Collateral Trustee

By:
Name:
Title:

B-2

EXHIBIT C

FORM OF

COLLATERAL TRUST JOINDER – ADDITIONAL GRANTOR

Reference is made to the Collateral Trust Agreement, dated as of October 3, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Tex Operations Company LLC, the “Company”), the other Grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative (as defined therein), Deutsche Bank AG New York Branch, as Senior Credit Agreement (as defined therein), and Delaware Trust Company, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.18 of the Collateral Trust Agreement.

1. Joinder. The undersigned,                                         , a                                         (the “Additional Grantor”), hereby agrees to become party as a Grantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2. Security Documents. The Additional Grantor has become party to all of the Security Documents that provide, for the benefit of all of the Priority Lien Secured Parties liens and security interests in such assets of the Additional Grantor as are required pursuant to the Priority Lien Documents.

2. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of             , 20    .

[ ]

By:
Name:
Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantor:

[DELAWARE TRUST COMPANY], as Collateral Trustee

By:
Name:
Title:

C-1

EXHIBIT D

FORM OF

AUTHORIZED OFFICER NOTICE

Reference is made to the Collateral Trust Agreement, dated as of October 3, 2016 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Tex Operations Company LLC, the “Company”), the other Grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative (as defined therein), Deutsche Bank AG New York Branch, as First Lien Representative (as defined therein), and Delaware Trust Company, as Collateral Trustee. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement.

1. Authorized Officer.The undersigned hereby notifies the Collateral Trustee that the following Person shall be an “Authorized Officer” of the applicable Grantor(s) specified below for all purposes of the Security Documents and the Collateral Trust Agreement.

Grantor:

Name:

Title:

2. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this notice.

IN WITNESS WHEREOF, the Grantor below has caused this notice to be executed by by its officer or representative as of             , 20    .

[ ]

By:
Name:
Title:

D-1